UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SYROS PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SYROS PHARMACEUTICALS, INC.

35 CambridgePark Drive, 4th Floor, Cambridge, Massachusetts 02140

(617) 744-1340

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 5, 2024

Dear Stockholders:

You are cordially invited to attend the 2024 annual meeting of stockholders of Syros Pharmaceuticals, Inc. The meeting will be held virtually via the Internet at www.meetnow.global/M7C9WA6 on Wednesday, June 5, 2024 at 9:00 a.m., Eastern Daylight Time.

At the annual meeting, stockholders will consider and vote on the following matters:

1.

The election of three Class II directors, Srinivas Akkaraju, M.D., Ph.D., Deborah Dunsire, M.D., and Richard A. Young, Ph.D., nominated by our board of directors, each to serve for a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor has been duly elected and qualified;

2.	The approval of an amendment to the Syros Pharmaceuticals, Inc. 2022 Equity Incentive Plan to increase the number of shares of our common stock available for issuance thereunder by 1,750,000 shares;

3.

The approval of an amendment to the Syros Pharmaceuticals, Inc. Restated Certificate of Incorporation, as amended, to (i) increase the number of authorized shares of our capital stock from 80,000,000 shares to 150,000,000 shares, and (ii) increase the number of authorized shares of our common stock from 70,000,000 shares to 140,000,000 shares;

4.	The approval of an amendment to the Syros Pharmaceuticals, Inc. Restated Certificate of Incorporation, as amended, to reflect new Delaware law provisions regarding officer exculpation;

5.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

6.	The approval, on a non-binding advisory basis, of the compensation of our named executive officers; and

7.	The transaction of any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

As noted above, our annual meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet. There will not be a physical meeting location, and stockholders will not be able to attend the annual meeting in person. This means that you can attend the annual meeting online, vote your shares during the online meeting and submit questions for consideration prior to and during the online meeting, all by following the instructions described in the accompanying proxy statement. Stockholders of record at the close of business on April 10, 2024 will be entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.

This Notice, the accompanying proxy statement and a form of proxy card are being mailed beginning on or about April 23, 2024 to all stockholders entitled to vote at the annual meeting. We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the Internet expedites stockholders’ receipt of proxy materials, lowers costs and reduces the environmental impact of our annual meeting.

We encourage all stockholders to attend the annual meeting online. However, whether or not you plan to attend the annual meeting online, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions on each of your voting options described in the proxy statement.

Thank you for your ongoing support and continued interest in Syros.

By Order of the Board of Directors,

Conley Chee

President and Chief Executive Officer

Cambridge, Massachusetts

April 23, 2024

Important Notice Regarding Internet Availability of Proxy Materials: The attached proxy statement and our 2023 annual report to stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available at www.envisionreports.com/SYRS. These documents are also available to any stockholder who wishes to receive a paper copy by calling (866) 641-4276, by emailing investorvote@computershare.com with “Proxy Materials Syros Pharmaceuticals, Inc.” in the subject line, or by submitting a request over the Internet at www.envisionreports.com/SYRS.

INFORMATION CONCERNING SOLICITATION AND VOTING	1

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
Implications of Being a “Smaller Reporting Company”	8

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	9
Election of Directors	9
Corporate Governance Matters	13

EXECUTIVE AND DIRECTOR COMPENSATION	22
Executive Officers	22
Executive Compensation	23
Outstanding Equity Awards at Fiscal Year End 2023	28
Employment Agreements; Potential Payments upon Termination or Change in Control	29
Tax Deductibility	31
Director Compensation	35
Limitation of Liability and Indemnification	37

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	39

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	40

MATTERS TO BE VOTED ON	41
Proposal 1: Election of Directors	41
Proposal 2: Approval of an Amendment to the Syros Pharmaceuticals, Inc. 2022 Equity Incentive Plan to Increase the Number of Shares of our Common Stock Available for Issuance Thereunder by 1,750,000 Shares	42
Proposal 3: Approval of an Amendment to the Syros Pharmaceuticals, Inc. Restated Certificate of Incorporation, as Amended, to (i) Increase the Number of Authorized Shares of Our Capital Stock From 80,000,000 Shares to 150,000,000 Shares, and (ii) Increase the Number of Authorized Shares of our Common Stock from 70,000,000 Shares to 140,000,000 Shares	58
Proposal 4: Approval of an Amendment to the Syros Pharmaceuticals, Inc. Restated Certificate of Incorporation, as Amended, to reflect New Delaware Law Provisions Regarding Officer Exculpation	60
Proposal 5: Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024	62
Proposal 6: Approval, on a Non-Binding Advisory Basis, of the Compensation Paid to Named Executive Officers	64

STOCK OWNERSHIP AND REPORTING	65
Security Ownership of Certain Beneficial Owners and Management	65
Delinquent Section 16(a) Reports	68

OTHER MATTERS	69
Stockholder Proposals for our 2025 Annual Meeting	69
Householding of Annual Meeting Materials	69

Appendix A: Amendment to 2022 Equity Incentive Plan	A-1
Appendix B: Amendment to Restated Certificate of Incorporation	B-1
Appendix C: Amendment to Restated Certificate of Incorporation	C-1

SYROS PHARMACEUTICALS, INC.

35 CambridgePark Drive, 4th Floor, Cambridge, Massachusetts 02140

(617) 744-1340

PROXY STATEMENT

2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 5, 2024

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the board of directors of Syros Pharmaceuticals, Inc. for use at the annual meeting of stockholders to be held on Wednesday, June 5, 2024 at 9:00 a.m., Eastern Daylight Time, and at any adjournment thereof. The meeting will be held virtually via the Internet at www.meetnow.global/M7C9WA6. You will be able to attend and participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting, all by following the instructions described in this proxy statement in the section titled “Important Information About the Annual Meeting and Voting.” There will not be a physical meeting location, and stockholders will not be able to attend the annual meeting in person. Except where the context otherwise requires, references to “Syros Pharmaceuticals,” “the Company,” “we,” “us,” “our” and similar terms refer to Syros Pharmaceuticals, Inc.

This proxy statement summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote. The proxy card is how you authorize another person to vote your shares in accordance with your instructions. We are making this proxy statement, the related proxy card and our annual report to stockholders for the fiscal year ended December 31, 2023 available to stockholders for the first time on or about April 23, 2024.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Syros Pharmaceuticals, Inc., 35 CambridgePark Drive, 4th Floor, Cambridge, Massachusetts 02140 or by calling (866) 641-4276, by emailing investorvote@computershare.com with “Proxy Materials Syros Pharmaceuticals, Inc.” in the subject line, or by submitting a request over the Internet at www.envisionreports.com/SYRS. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are also available on the SEC’s website at www.sec.gov.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why did I receive these proxy materials?

A.

Our board of directors has made these materials available to you on the Internet in connection with the solicitation of proxies for use at our 2024 annual meeting of stockholders to be held virtually at www.meetnow.global/M7C9WA6 on Wednesday, June 5, 2024 at 9:00 a.m., Eastern Daylight Time. As a holder of common stock, you are invited to attend the annual meeting online and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in voting your shares.

Q.	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A.

In accordance with SEC rules, we may furnish proxy materials, including this proxy statement and our 2023 annual report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the notice.

Q.	What is the purpose of the annual meeting?

A.	At the annual meeting, stockholders will consider and vote on the following matters:

1.

The election of three Class II directors, Srinivas Akkaraju, M.D., Ph.D., Deborah Dunsire, M.D., and Richard A. Young, Ph.D., nominated by our board of directors, each to serve for a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor has been duly elected and qualified (Proposal 1);

2.

The approval of an amendment to the Syros Pharmaceuticals, Inc. 2022 Equity Incentive Plan to increase the number of shares of our common stock available for issuance thereunder by 1,750,000 shares (Proposal 2);

3.

The approval of an amendment to the Syros Pharmaceuticals, Inc. Restated Certificate of Incorporation, as amended, to (i) increase the number of authorized shares of our capital stock from 80,000,000 shares to 150,000,000 shares, and (ii) increase the number of authorized shares of our common stock from 70,000,000 shares to 140,000,000 shares (Proposal 3);

4.	The approval of an amendment to the Syros Pharmaceuticals, Inc. Restated Certificate of Incorporation, as amended, to reflect new Delaware law provisions regarding officer exculpation (Proposal 4);

5.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 5);

6.	The approval, on a non-binding advisory basis, of the compensation of our named executive officers (Proposal 6); and

7.	The transaction of any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

Q.	Why is the 2024 annual meeting a virtual, online meeting?

A.

Our 2024 annual meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our 2024 annual meeting by enabling stockholders to participate remotely from any location around the world. We have designed the virtual annual meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

Q.	How do I attend the annual meeting virtually?

A.

The annual meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. No physical meeting will be held. You are entitled to participate in the annual meeting only if you were a stockholder of record as of the close of business on April 10, 2024, the record date for our annual meeting, or if you hold a valid legal proxy for the annual meeting.

You will be able to attend the annual meeting online and submit your questions during the meeting by visiting www.meetnow.global/M7C9WA6. You also will be able to vote your shares online by attending the annual meeting by webcast.

To participate in the annual meeting, you will need to review the information included on your notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below under “How do I register to attend the virtual annual meeting?”.

The online meeting will begin promptly at 9:00 a.m., Eastern Daylight Time. We encourage you to access the meeting fifteen to thirty minutes prior to the start time to allow for ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Q.	How do I register to attend the virtual annual meeting?

A.

If you are a “record holder” of our shares (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A.), you do not need to register to attend the virtual annual meeting. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the virtual annual meeting.

To register to attend the annual meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your holdings of shares of our common stock along with your name and email address to Computershare. A legal proxy is not the form of proxy included with this proxy statement. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Daylight Time, on Friday, May 31, 2024.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to Computershare as follows:

By email:	Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

By mail:	Computershare
Syros Pharmaceuticals, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Q	What if I have trouble accessing the annual meeting virtually?

A.

The virtual meeting platform is fully supported across MS Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plug-ins. Please note that Internet Explorer is not supported. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting fifteen to thirty minutes prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call United States 1-888-724-2416 or International +1-781-575-2748.

Q.	Who can vote at the annual meeting?

A.

To be entitled to vote, you must have been a stockholder of record at the close of business on April 10, 2024, the record date for our annual meeting. There were 26,728,337 shares of our common stock outstanding and entitled to vote at the annual meeting as of the record date. The list of our stockholders of record will be available, via link on the meeting page (www.meetnow.global/M7C9WA6), during the annual meeting. In addition, we will make available a list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the annual meeting during the ten days preceding the annual meeting. To access the stockholder list during this time, please send your request, and proof of ownership, to our corporate secretary at 35 CambridgePark Drive, 4th Floor, Cambridge MA 02140, attention: Corporate Secretary.

Q.	How many votes do I have?

A.	Each share of our common stock that you own as of the record date will entitle you to one vote on each matter considered at the annual meeting.

Q.	How do I vote?

A.

If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, Computershare Trust Company, N.A., you may vote your shares at the virtual meeting or by proxy as follows:

1.

Over the Internet prior to or during the annual meeting: To vote over the Internet, please go to the following website: www.envisionreports.com/SYRS, and follow the instructions at that site for submitting your proxy electronically. If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone. You must specify how you want your shares voted or your Internet vote cannot be completed, and you will receive an error message. You must submit your Internet proxy before the closing of the polls at the annual meeting on June 5, 2024 for your proxy to be valid and your vote to count.

2.

By telephone prior to the annual meeting: To vote by telephone, please call (800) 652-VOTE (8683), and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. You must submit your telephonic proxy before 11:59 p.m., Eastern Daylight Time, on June 4, 2024, the day before the annual meeting, for your proxy to be valid and your vote to count.

3.

By mail prior to the annual meeting: To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. Computershare Trust Company, N.A. must receive the proxy card not later than June 4, 2024, the day before the annual meeting, for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any individual matter, your shares will be voted in accordance with the recommendations of our board of directors.

4.

Virtually at the annual meeting: You will also be able to vote your shares online by attending the annual meeting by webcast by visiting www.meetnow.global/M7C9WA6. To participate in the annual meeting, you will need to review the information included on your notice, on your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a broker, then you are deemed to be the beneficial owner of your shares and the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the broker that holds your shares. To vote your shares, you will need to follow the instructions that your broker provides you. Many brokers solicit voting instructions over the Internet or by telephone.

If you do not give instructions to your broker, your broker will still be able to vote your shares with respect to certain “discretionary” items. Of the matters to be voted on at the annual meeting, we expect that the only proposals on which brokers will have discretionary voting authority are the approval of an amendment to our Restated Certificate of Incorporation, as amended,or our Restated Certificate of Incorporation, to increase the number of authorized shares of our capital stock from 80,000,000 shares to 150,000,000 shares and to increase the number of authorized shares of our common stock from 70,000,000 shares to 140,000,000 shares (Proposal 3), and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm (Proposal 5). Accordingly, your broker may vote your shares in its discretion with respect to these matters even if you do not give voting instructions on Proposal 3 or Proposal 5.

However, under applicable stock exchange rules that regulate voting by registered brokerage firms, the election of our nominees to serve as Class II directors (Proposal 1), the approval of an amendment to our 2022 Equity Incentive Plan to increase the number of shares of our common stock available for issuance thereunder by 1,750,000 shares (Proposal 2), the approval of an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation (Proposal 4), and the advisory vote on the compensation paid to our named executive officers (Proposal 6) are not considered to be discretionary items. Accordingly, if you do not give your broker voting instructions on Proposal 1, Proposal 2, Proposal 4 or Proposal 6, your broker may not vote your shares with respect to these matters and your shares will be counted as “broker non-votes” with respect to these proposals. A “broker non-vote” occurs when shares held by a broker are not voted with respect to a proposal because the broker does not have or did not exercise discretionary authority to vote on the matter and has not received voting instructions from its clients.

Regardless of whether your shares are held in street name, you are welcome to attend the meeting online. You may not vote shares held in street name during the virtual meeting, however, unless you obtain a legal proxy, executed in your favor, from the holder of record (i.e., your broker) and register for the meeting in advance as described above under “How do I register to attend the virtual annual meeting?”. A legal proxy is not the form of proxy included with this proxy statement.

Q.	Can I change my vote?

A.

If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the annual meeting. To do so, you must do one of the following:

1.

Vote over the Internet or by telephone as instructed above under “Over the Internet prior to or during the annual meeting” and “By telephone prior to the annual meeting”. Only your latest Internet or telephone vote is counted.

2.	Sign and return a new proxy card. Only your latest dated and timely received proxy card will be counted.

3.

Attend the virtual annual meeting and vote online as instructed above under “Virtually at the annual meeting”. Virtually attending the annual meeting will not alone revoke your Internet vote, telephone vote, or proxy card submitted by mail.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other nominee. You may also vote online during the annual meeting if you obtain a legal proxy and register in advance to attend the meeting, as described above under “How do I register to attend the virtual annual meeting?”.

Q.	How many shares must be represented to have a quorum and hold the annual meeting?

A.

A majority of our shares of common stock outstanding at the record date must be present virtually or represented by proxy to hold the annual meeting. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy card by mail or that are represented virtually at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares held in “street name” by brokers who indicate on their proxies that they do not have authority to vote those shares. If a quorum is not present, we expect to adjourn the annual meeting until we obtain a quorum.

Q.	What vote is required to approve each matter and how are votes counted?

A.	Proposal 1—Election of Class II Directors

The three nominees for director to receive the highest number of votes FOR election will be elected as Class II directors. This is called a plurality. Shares held in street name by nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHELD from any director nominee and will be treated as broker non-votes. “Broker non-votes” will have no effect on the voting on Proposal 1. You may:

•	vote FOR all nominees;

•	vote FOR one or more nominees and WITHHOLD your vote from the other nominee or nominees; or

•	WITHHOLD your vote from all nominees.

Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the vote results.

Proposal 2—Approval of an Amendment to the Syros Pharmaceuticals, Inc. 2022 Equity Incentive Plan to Increase the Number of Shares of our Common Stock Available for Issuance Thereunder by 1,750,000 Shares

To approve Proposal 2, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. Shares held in street name by nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 2 will not be counted as votes FOR or AGAINST Proposal 2 and will be treated as broker non-votes. Broker non-votes will have no effect on the voting on Proposal 2. If you vote to ABSTAIN on Proposal 2, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 2. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 2.

Proposal 3—Approval of an Amendment to the Syros Pharmaceuticals, Inc. Restated Certificate of Incorporation to Increase the Number of Authorized Shares of our Capital Stock from 80,000,000 Shares to 150,000,000 Shares, and to Increase the Number of Authorized Shares of our Common Stock from 70,000,000 Shares to 140,000,000 Shares

To approve Proposal 3, stockholders holding a majority of the outstanding shares of our common stock entitled to vote thereon must vote FOR the proposal. If your shares are held by your nominee in “street name” and you do not timely provide voting instructions with respect to your shares, we expect that your nominee will have the authority to vote your shares on Proposal 3. If you vote to ABSTAIN on Proposal 3, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 3. Because Proposal 3 requires the affirmative vote of stockholders holding a majority of the outstanding shares of our common stock entitled to vote thereon, voting to ABSTAIN will have the same effect as a vote AGAINST Proposal 3.

Proposal 4—Approval of an Amendment to the Syros Pharmaceuticals, Inc. Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation

To approve Proposal 4, stockholders holding a majority of the outstanding shares of our common stock entitled to vote thereon must vote FOR the proposal. Shares held in street name by nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 4 will not be counted as votes FOR or AGAINST Proposal 4 and will be treated as broker non-votes. If you vote to ABSTAIN on Proposal 4, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 4. Because Proposal 4 requires the affirmative vote of stockholders holding a majority of the outstanding shares of our common stock entitled to vote thereon, broker non-votes and voting to ABSTAIN will have the same effect as a vote against Proposal 4.

Proposal 5—Ratification of the Appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024

To approve Proposal 5, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. If your shares are held by your nominee in “street name” and you do not timely provide voting instructions with respect to your shares, we expect that your nominee will have the authority to vote your shares on Proposal 5. If you vote to ABSTAIN on Proposal 5, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 5. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 5. Although stockholder ratification of our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the annual meeting, our audit committee will reconsider the appointment of Ernst & Young LLP as our independent registered public accounting firm for future service.

Proposal 6—Advisory Vote on the Compensation Paid to Named Executive Officers

To approve Proposal 6, stockholders holding a majority of the votes cast on the matter must vote FOR the approval of the compensation of our named executive officers, as described in this proxy statement. Shares held in street name by nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 6 will not be counted as votes FOR or AGAINST Proposal 6 and will be treated as broker non-votes. Broker non-votes will have no effect on the voting on Proposal 6. If you vote to ABSTAIN on Proposal 6, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 6. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 6. As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our board of directors (or any committee thereof). However, our Compensation Committee and our board of directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Q.	Who will count the vote?

A.	The votes will be counted, tabulated and certified by Computershare Trust Company, N.A.

Q.	How does the board of directors recommend that I vote on the proposals?

A.	Our board of directors recommends that you vote:

FOR the election of the three nominees to serve as Class II directors, each for a three-year term;

FOR the approval of an amendment to our 2022 Equity Incentive Plan to increase the number of shares of our common stock available for issuance thereunder by 1,750,000 shares;

FOR the approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our capital stock from 80,000,000 shares to 150,000,000 shares, and to increase the number of authorized shares of our common stock from 70,000,000 to 140,000,000 shares;

FOR the approval of an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation;

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

Q.	Are there other matters to be voted on at the annual meeting?

A.

We do not know of any matters that may come before the annual meeting other than Proposals 1, 2, 3, 4, 5 and 6. If any other matters are properly presented at the annual meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.

Q.	How do I submit a question at the annual meeting?

A.

You will be able to attend the annual meeting online and submit your questions during the meeting by visiting www.meetnow.global/M7C9WA6, as further described above under “How do I attend the virtual annual meeting?”. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. The meeting is not to be used as a forum to present personal matters, or general economic, political or other views that are not directly related to our business and the matters properly before the meeting, and therefore questions on such matters will not be answered. All questions received from stockholders before or during the virtual annual meeting will be posted on our website at ir.syros.com as soon as practicable following the annual meeting.

Q.	Where can I find the voting results?

A.

We plan to announce preliminary voting results at the annual meeting and will report final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the date of our annual meeting.

Q.	What are the costs of soliciting these proxies?

A.

We will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile, and in person without additional compensation. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Implications of Being a “Smaller Reporting Company”

We are a “smaller reporting company,” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. The SEC has adopted rules allowing smaller reporting companies to provide scaled disclosure, and we are permitted and plan to rely on these exemptions from certain disclosure requirements for as long as we remain a smaller reporting company. We are a smaller reporting company so long as we have a public float of less than $250 million, or have annual revenues of less than $100 million and a public float less than $700 million, determined on an annual basis. Under the scaled disclosure obligations available to smaller reporting companies, we are not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation. We have taken advantage of certain reduced reporting obligations in this proxy statement. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Election of Directors

Our board of directors is divided into three classes, with members of each class holding office for staggered three-year terms. There are currently three Class II directors (Srinivas Akkaraju, M.D., Ph.D., Deborah Dunsire, M.D., and Richard A. Young, Ph.D.) whose terms expire at the 2024 annual meeting of stockholders, four Class III directors (Conley Chee, S. Gail Eckhardt, M.D., Marsha H. Fanucci and Nancy A. Simonian, M.D.) whose terms expire at the 2025 annual meeting of stockholders, and three Class I directors (Andrew M. Oh, Timothy C. Tyson, and Peter Wirth) whose terms expire at the 2026 annual meeting of stockholders (in all cases subject to the election and qualification of their successors or to their earlier death, resignation or removal). We believe that our classified board structure:

•	enhances the effectiveness of our board by helping ensure that, at any given time, a majority of directors have experience and familiarity with our business; and

•	promotes continuity and stability on our board, which allows it to focus on long-term planning intended to enhance stockholder value.

Set forth below are the names of and certain information for each member of our board, including the nominees for election as Class II directors, as of March 31, 2024. The information presented includes each director’s and nominee’s principal occupation and business experience for the past five years, and the names of other public companies of which he or she has served as a director during the past five years. The information presented below regarding the specific experience, qualifications, attributes and skills of each director and nominee led our nominating and corporate governance committee and our board of directors to conclude that he or she should serve as a director. In addition, we believe that all of our directors and nominees possess the attributes or characteristics described in “Corporate Governance Matters—Director Nomination Process” that the nominating and corporate governance committee expects of each director. There are no family relationships among any of our directors, nominees for director, or executive officers.

Name	Age	Position(s)
Class II Director Nominees
Srinivas Akkaraju, M.D., Ph.D. (1)	56	Director
Deborah Dunsire, M.D. (2)	61	Director
Richard A. Young, Ph.D. (1)	70	Director
Class III Directors
Conley Chee	54	President and Chief Executive Officer, Director
S. Gail Eckhardt, M.D. (1) (2)	66	Director
Marsha H. Fanucci (3)	70	Director
Nancy A. Simonian, M.D.	63	Director
Class I Directors
Andrew M. Oh (3)	53	Director
Timothy C. Tyson (3)	71	Director
Peter Wirth (2)	73	Chair of the Board of Directors

(1)	Member of the nominating and corporate governance committee.
(2)	Member of the compensation committee.
(3)	Member of the audit committee.

Class II Director Nominees

Srinivas Akkaraju, M.D., Ph.D. has served on our board of directors since June 2017. Dr. Akkaraju is a founder and managing general partner of Samsara BioCapital, a venture capital firm, a position he has held since March 2017. From April 2013 to February 2016, Dr. Akkaraju served as a general partner of Sofinnova Ventures, a venture capital firm. Dr. Akkaraju received an M.D. and a Ph.D. in immunology from Stanford University and undergraduate degrees in biochemistry and computer science from Rice University. Dr. Akkaraju serves as a director of Mineralys Therapeutics, Inc. and Scholar Rock Holding Corporation, each a publicly traded biotechnology company. Previously, he served as a director of Aravive, Inc., Chinook Therapeutics, Inc., Intercept Pharmaceuticals, Inc., Principia Biopharma Inc., and Seattle Genetics, Inc., each a publicly traded biotechnology company, and Jiya Acquisition Corp., a publicly traded special purpose acquisition company. We believe Dr. Akkaraju is qualified to serve on our board of directors because of his strong scientific background and extensive experience in private equity and venture capital investing.

Deborah Dunsire, M.D. has served on our board of directors since September 2021. Dr. Dunsire served as President and Chief Executive Officer of H. Lundbeck A/S, a public biopharmaceutical company, from September 2018 to August 2023. She previously served as President and Chief Executive Officer and a Director of Xtuit Pharmaceuticals, Inc., a private biopharmaceutical company, from January 2017 to March 2018. Prior to her position at Xtuit, she served as President and Chief Executive Officer and a Director of FORUM Pharmaceuticals Inc., a private pharmaceutical company, from July 2013 to May 2016. Prior to FORUM, Dr. Dunsire worked for Takeda Pharmaceutical Company Limited as a corporate officer from June 2010 to June 2011 and a Director from June 2011 to June 2013. She served as President, Chief Executive Officer and a Director of Millennium Pharmaceuticals, Inc. between 2005 and 2008, when it was acquired by Takeda, and then as President and Chief Executive Officer of Millennium: The Takeda Oncology Company after the acquisition between 2008 and 2013. Prior to Millennium, Dr. Dunsire held various roles of increasing responsibility at Novartis Pharma AG between 1988 and 2005. She currently serves as a Board member of Ultragenyx Pharmaceutical Inc, a public biopharmaceutical company. She obtained an MBBCh from the University of the Witwatersrand in South Africa. We believe Dr. Dunsire is qualified to serve on our board of directors due to her extensive experience in the biotechnology and pharmaceutical sectors, including service as the chief executive officer of various pharmaceutical companies.

Richard A. Young, Ph.D. has served on our board of directors since our inception in November 2011. He is also one of our scientific co-founders and a member of our scientific advisory board. He has been a Member of the Whitehead Institute and Professor of Biology at MIT since 1984 and an Affiliate Member of the Broad Institute since 2004. He was elected into the National Academy of Sciences in 2012 and the National Academy of Medicine in 2019. Dr. Young has served as an advisor to the National Institutes of Health and the World Health Organization. Dr. Young currently serves on the board of directors of Omega Therapeutics, Inc., a public biotechnology company, and on the boards of directors of Camp4 Therapeutics, Inc., Dewpoint Therapeutics, Inc., Paratus Sciences, Inc., and Precede Biosciences, Inc., each a private biotechnology company. Dr. Young received his Ph.D. in molecular biophysics and biochemistry from Yale University. We believe Dr. Young is qualified to serve on our board of directors because of his scientific expertise and his role as one of our scientific co-founders.

Class III Directors

Conley Chee has been our president and chief executive officer since December 2023, having previously served as our chief commercial officer from September 2021 to June 2023, and as our chief commercial officer and chief business officer from June 2023 to December 2023. Prior to joining Syros, Mr. Chee served as global head of portfolio management, global pipeline strategy and precision medicine at Novartis Oncology, or Novartis, a global pharmaceutical company from October 2018 to February 2021. In this role, Mr. Chee had strategic responsibility for shaping Novartis’ overall pipeline, including driving commercial planning for the company’s early-stage portfolio and diagnostics strategy for oncology. Earlier in his career at Novartis, Mr. Chee served as vice president – global head oncology lung franchise from 2015 to 2018, as well as in multiple U.S. sales and marketing leadership roles. Prior to joining Novartis, Mr. Chee spent five years in roles of increasing responsibility at Pfizer, Inc., a global pharmaceutical company, ultimately serving as team leader of international business development. He holds a B.Sc. Pharm from the University of Alberta and an M.B.A. from the Richard Ivey School of Business at the University of Western Ontario and completed his residency in Clinical

Pharmacy at the University of British Columbia. We believe Mr. Chee is qualified to serve on our board of directors because of his role as our chief executive officer and his experience in the biopharmaceutical industry.

S. Gail Eckhardt, M.D. has been a member of our board of directors since September 2020. Dr. Eckhardt has served as the Associate Dean for Experimental Therapeutics and Associate Director for Translational Research at the Baylor College of Medicine since September 2023. She was previously a tenured Professor, inaugural Director of the Livestrong Cancer Institutes, Chair of the Department of Oncology, and Associate Dean of Cancer Programs at the University of Texas at Austin’s Dell Medical School, or UT Austin, where she was a faculty member from January 2017 to September 2023. Prior to joining UT Austin, Dr. Eckhardt was at the University of Colorado School of Medicine from 1999 to 2017, where she had numerous roles and responsibilities, including Division Head of Medical Oncology, Associate Director for Translational Research at the University of Colorado Comprehensive Cancer Center and Director of the Phase I Program and Fellowship. Dr. Eckhardt currently serves on the Board of Directors of Exelixis, Inc., a public pharmaceutical company. Dr. Eckhardt has also served on numerous committees and study sections, including the ASCO Molecular Oncology Task Force, the ASCO Board of Directors, the FDA Oncology Drugs Advisory Committee, and the National Cancer Institute (NCI) Cancer Centers Study Section. She is a member of the NCI Investigational Drug Steering Committee and serves on several external advisory boards of NCI-designated cancer centers, was a lead mentor in ASCO’s Leadership Development Program and currently is a member of the Board of Directors of the Association of American Cancer Institutes. Dr. Eckhardt earned her B.S. degree in chemistry from Stephen F. Austin State University and her M.D. from the University of Texas Medical Branch in Galveston. She conducted her internship and residency in Internal Medicine at the University of Virginia Medical School, followed by a post-doctoral research fellowship in Experimental and Molecular Medicine at Scripps Research Institute in La Jolla, California, and a fellowship in Medical Oncology at the University of California San Diego. We believe Dr. Eckhardt is qualified to serve on our board of directors due to her expertise in the preclinical and early clinical development of novel agents and her extensive drug development experience.

Marsha H. Fanucci has been a member of our board of directors since October 2015. Since 2009, Ms. Fanucci has been an independent consultant. From 2004 to 2009, she served as senior vice president and chief financial officer of Millennium Pharmaceuticals, Inc., a biopharmaceutical company, or Millennium, that was subsequently acquired by Takeda Pharmaceuticals Company, a publicly traded biopharmaceutical company, or Takeda. She previously served in various other roles at Millennium, including as vice president, finance and corporate strategy and vice president, corporate development. Ms. Fanucci previously served as a director of Alnylam Pharmaceuticals, Inc., Cyclerion Therapeutics, Inc., Momenta Pharmaceuticals, Inc., Ironwood Pharmaceuticals, Inc., and Forma Therapeutics Holdings, Inc., each a publicly traded biopharmaceutical company. Ms. Fanucci received her B.S. in pharmacy from West Virginia University and her M.B.A. from Northeastern University. We believe Ms. Fanucci is qualified to serve on our board of directors due to her expertise with public and financial accounting matters and her experience leading financial organizations in biotechnology companies.

Nancy A. Simonian, M.D. served as our chief executive officer from July 2012 to December 2023. From 2001 to October 2011, Dr. Simonian was employed by Takeda and at Millennium, prior to its acquisition by Takeda, most recently as chief medical officer and senior vice president of clinical, medical and regulatory affairs. From 1995 to 2001, Dr. Simonian served at Biogen, Inc., a publicly traded biotechnology company, most recently as vice president of clinical development. She is a member of the board of directors of Alltrna, Inc., a private biotechnology company, and of the Damon Runyon Cancer Research Foundation. She previously served as a member of the board of directors of Seagen Inc. and Evelo Biosciences, Inc., each a publicly traded biopharmaceutical company. Prior to joining the biopharmaceutical industry, Dr. Simonian was on the faculty of Massachusetts General Hospital and Harvard Medical School as an assistant professor of neurology. She received a B.A. in biology from Princeton University and an M.D. from the University of Pennsylvania School of Medicine. We believe Dr. Simonian is qualified to serve on our board of directors because of her role as our former chief executive officer, her experience in the biopharmaceutical industry and her other executive leadership and board of directors experience.

Class I Directors

Andrew M. Oh has served on our board of directors since September 2022. He has been a Senior Partner at Flagship Pioneering, or Flagship, since January 2021. He previously served as Chief Financial Officer of Rubius Therapeutics, Inc. from December 2017 to September 2020. Prior to joining Rubius, Mr. Oh served as the Co-Founder, Director, Chief Investment Officer and Chief Operating Officer of Leerink Pharmaceutical Investments, a private asset management company focused on investing in public healthcare stocks, from January 2014 to December 2017. From May 2006 to March 2013, Mr. Oh served as the Senior Global Pharmaceutical Analyst at Fidelity Investments and as the Portfolio Manager overseeing the Fidelity Select Pharmaceuticals Portfolio fund. Mr. Oh received an M.B.A. from Northwestern University’s Kellogg School of Management and a B.A. in Biology from Washington University in St. Louis. Mr. Oh was first elected to our board as the designee of Flagship following the closing of a private placement in September 2022. We believe Mr. Oh is qualified to serve on our board of directors due to his expertise with public and financial accounting matters, his experience leading financial organizations in biotechnology companies, and his experience as an investor in biotechnology and life sciences companies.

Timothy C. Tyson has served on our board of directors since September 2022. He served as Chairman and CEO of Avara Pharmaceutical Services from May 2015 to October 2018. He served as Chief Executive Officer and Executive Chairman of Aptuit from 2008 to 2012 and non-executive Chairman from 2012 to 2016. Mr. Tyson served as the Chief Executive Officer of Valeant Pharmaceuticals International (formerly, ICN Pharmaceuticals Inc.) from 2005 to 2008. He served as President of Valeant Pharmaceuticals International from 2002 to 2008 and served as its Chief Operating Officer from 2002 to 2004. He served as President of Global Manufacturing and Supply for GlaxoSmithKline plc. from 1998 to 2002. From 1997 to 1998, Mr. Tyson served as GlaxoSmithKline’s Vice President and General Manager of Business Operations. During his 14-year tenure at GlaxoSmithKline, he served in a variety of roles with broad international and domestic responsibilities, including significant management experience running two divisions: Glaxo Dermatology and Cerenex Pharmaceuticals. Prior to his tenure at GlaxoSmithKline, Mr. Tyson served in a number of executive positions at Bristol-Myers Company in Operations and Research and Development. Before his tenure at Bristol-Myers, he served as a Manufacturing Manager for Procter & Gamble. He served as an Officer in the United States Army from 1974 to 1979 and spent 14 years in the United States Army Reserves. Mr. Tyson was a member of the board of directors of Tyme Technologies, Inc., or Tyme, from March 2015 until its acquisition by Syros in September 2022, and was first elected to our board as the designee of Tyme pursuant to the terms of the acquisition. He is currently Chairman and CEO of TriRx Pharmaceutical Services, LLC and Chairman at Icagen Inc. Mr. Tyson received a Master in Business Administration and Master in Public Administration from Jacksonville State University in 1979 and 1976, respectively. He is also a 1974 graduate of the United States Military Academy at West Point. We believe Mr. Tyson is qualified to serve on our board of directors due to his significant operational and senior management experience in the pharmaceutical industry, as well as his extensive experience as a director on public and private boards.

Peter Wirth has served as Chair of our board of directors since January 2017. Mr. Wirth served as a Venture Partner with Quan Capital Management, a venture capital firm, from August 2018 to August 2023, and currently serves as a director of Zai Lab Limited, a publicly traded biopharmaceutical company. He previously served as a director of Forma Therapeutics Holdings, Inc., a public biopharmaceutical company, and of Kira Pharmaceuticals, Inc., a privately held biotechnology company. Mr. Wirth was a senior executive at Genzyme Corporation, or Genzyme, from 1996 until after its acquisition by Sanofi-Aventis in 2011, most recently serving as executive vice president, legal and corporate development, chief risk officer and corporate secretary. During his time at Genzyme, Mr. Wirth had senior management responsibility for the company’s legal function, corporate development function, molecular oncology division, polymer drug discovery and development division and enterprise risk management function. Mr. Wirth received his B.A. from the University of Wisconsin-Madison and his J.D. from Harvard Law School. We believe Mr. Wirth is qualified to serve on our board of directors due to his expertise in corporate governance and his experience in corporate strategy, product development and law in the biotechnology industry.

Corporate Governance Matters

Our board of directors believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of stockholders. This section describes key corporate governance guidelines and practices that our board of directors has adopted. Complete copies of our corporate governance guidelines, committee charters and code of conduct are available on the “Investors & Media—Governance” section of our website, which is located at www.syros.com. Alternatively, you can request a copy of any of these documents by writing us at Syros Pharmaceuticals, Inc., 35 CambridgePark Drive, 4th Floor, Cambridge, Massachusetts 02140, Attention: Chief Financial Officer.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These guidelines, which provide a framework for the conduct of our board of directors’ business, provide that:

•	the principal responsibility of our board of directors is to oversee our management;

•	a majority of the members of the board of directors must be independent directors, unless otherwise permitted by Nasdaq rules;

•	the independent directors meet at least twice a year in executive session;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors; and

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis.

Board Leadership Structure

Our corporate governance guidelines provide that the nominating and corporate governance committee shall periodically assess the board of directors’ leadership structure, including whether the offices of chief executive officer and chair of the board of directors should be separate. Our guidelines provide the board of directors with flexibility to determine whether the two roles should be combined or separated based upon our needs and the board of directors’ assessment of its leadership from time to time. We currently separate the roles of chief executive officer and chair of the board of directors. Mr. Chee, as our president and chief executive officer, is responsible for setting the strategic direction for our company and for providing day-to-day leadership of our company, while Mr. Wirth, as chair of our board of directors, presides over meetings of the board of directors, including executive sessions of the board of directors, and performs oversight responsibilities. We do not currently have a lead independent director because the chair of our board of directors is independent within the meaning of the Nasdaq Listing Rules. Our board of directors has standing audit, compensation and nominating and corporate governance committees that currently consist of, and are chaired by, independent directors. Our board of directors delegates substantial responsibilities to the committees, which then report their activities and actions back to the full board of directors. We believe that the independent committees of our board of directors and their chairpersons promote effective independent governance. We believe this structure currently represents an appropriate allocation of roles and responsibilities for our company because it strikes an effective balance between management and independent leadership participation in our board of directors proceedings.

Board Determination of Independence

Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Rule 5605(a)(2) of the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors other than Mr. Chee and Dr. Simonian is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Mr. Chee is not an independent director under Rule 5605(a)(2) because he is our president and chief executive officer, and Dr. Simonian is not an independent director because she was employed by us, as our president and chief executive officer, within the last three years. Our board of directors also determined that Marsha H. Fanucci, Andrew M. Oh, and Timothy C. Tyson, who currently comprise our audit committee, Deborah Dunsire, M.D., S. Gail Eckhardt, M.D., and Peter Wirth, who currently comprise our compensation committee, and Srinivas Akkaraju, M.D., Ph.D., S. Gail Eckhardt, M.D., and Richard Young, Ph.D., who currently comprise our nominating and corporate governance committee, satisfy the independence standards for such committees established by the SEC and the Nasdaq Listing Rules, as applicable, including in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act and, in the case of all members of the compensation committee, the independence requirements contemplated by Rule 10C-1 under the Exchange Act. In addition, our board of directors determined that Mark J. Alles, who served on the audit committee until September 2023, satisfied the applicable independence standards for the audit committee at the time of such service. In making such determinations, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Diversity Matrix (as of March 31, 2024)

Board Size:
Total Number of Directors	10
	Female	Male	Non-binary	Did not Disclose Gender
Gender:
Directors	4	6	0	0
Number of Directors who identify in Any of the Categories Below:
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	3	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	4	3	0	0
Two or More Races or Ethnicities	0	0	0	0
Member of the LGBTQ+ Community	0	0	0	0
Did Not Disclose	0	0	0	0

Board of Director Meetings and Attendance

Our board of directors held nine meetings during the year ended December 31, 2023, or fiscal 2023. During fiscal 2023, each of the incumbent directors then in office other than Srinivas Akkaraju, M.D., Ph.D., attended at least 75% of the aggregate number of board of director meetings and the number of meetings held by all committees of the board of directors on which such director then served. Dr. Akkaraju attended 67% of the aggregate number of board of director meetings and the number of meetings held by the committees of the board of directors on which he then served. Our corporate governance guidelines set out an expectation that directors attend the annual meeting of stockholders. All ten of the directors who were then serving on our board of directors attended our 2023 annual meeting of stockholders.

Communicating with the Independent Directors

Our board of directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The chair of the board of directors is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chair of the board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our board of directors should address such communications to Syros Pharmaceuticals, Inc., Attention: Board of Directors, 35 CambridgePark Drive, 4th Floor, Cambridge, Massachusetts 02140.

Committees of the Board of Directors

We have established an audit committee, a compensation committee, and a nominating and corporate governance committee. We previously established a research and development committee, which was dissolved in September 2023. Each of these committees operates under a charter that has been approved by our board of directors. A copy of each committee’s charter can be found under the “Investors & Media—Governance” section of our website, which is located at www.syros.com.

Audit Committee

Our audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our internal audit function, if any;

•	overseeing our risk assessment and risk management policies;

•	reviewing with management our cybersecurity and other information technology risks, controls and procedures;

•	establishing procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules.

The current members of our audit committee are Marsha H. Fanucci, Andrew M. Oh and Timothy C. Tyson. Mr. Oh chairs the audit committee. Our board of directors has determined that each of Mr. Oh and Ms. Fanucci qualifies as an “audit committee financial expert” within the meaning of applicable SEC rules. Mark J. Alles served on this committee until September 2023. The audit committee held six meetings during fiscal 2023.

Compensation Committee

Our compensation committee’s responsibilities include:

•	reviewing and approving, or making recommendations to our board with respect to, the compensation of our chief executive officer and other executive officers;

•	overseeing the evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our board of directors with respect to director compensation and management succession planning;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent such disclosure is then required by SEC rules;

•	overseeing and administering our compensation recovery or “clawback” policy; and

•	preparing the compensation committee report if and to the extent then required by SEC rules.

To the extent permitted by and consistent with applicable law and the provisions of a given equity-based plan, the compensation committee may delegate to one or more of our executive officers the power to grant options or other stock awards pursuant to an equity-based plan to our employees who are not directors or executive officers.

The current members of our compensation committee are Deborah Dunsire, M.D., S. Gail Eckhardt, M.D., and Peter Wirth. Mr. Wirth chairs the compensation committee. Timothy C. Tyson served on this committee until September 2023. The compensation committee held eight meetings during fiscal 2023.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee’s responsibilities include:

•	identifying individuals qualified to become members of our board of directors;

•	recommending to our board the persons to be nominated for election as directors and to each of our board’s committees;

•	reviewing and making recommendations to our board of directors with respect to our board leadership structure and board committee structure;

•	making recommendations to our board of directors with respect to accepting director resignations;

•	developing and recommending to our board corporate governance principles; and

•	overseeing an annual evaluation of our board.

The current members of our nominating and corporate governance committee are Srinivas Akkaraju, M.D., Ph.D., S. Gail Eckhardt, M.D., and Richard A. Young, Ph.D. Dr. Young chairs the nominating and corporate governance committee. The nominating and corporate governance committee held one meeting during fiscal 2023.

Director Nomination Process

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and our board of directors.

Criteria and Diversity

In considering whether to recommend to our board of directors any specific candidate for inclusion in our board of directors’ slate of recommended director nominees, including candidates recommended by stockholders, the nominating and corporate governance committee of our board of directors applies the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, the ability to act in the interests of all stockholders, and lack of conflicts of interest.

The director biographies on pages 9 to 12 indicate each nominee’s experience, qualifications, attributes and skills that led our nominating and corporate governance committee and our board of directors to conclude he or she should continue to serve as a director. Our nominating and corporate governance committee and our board of directors believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our board of directors as a whole.

Our nominating and corporate governance committee does not have a policy (formal or informal) with respect to diversity, but believes that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, the nominating and corporate governance committee also takes into consideration the diversity (for example, with respect to gender, race and national origin) of our board members. The nominating and corporate governance committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.

Stockholder Nominations

Stockholders may recommend individuals to our nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, a statement as to the number of shares of our common stock beneficially owned by the stockholder making the recommendation, and certain other information as set forth in our by-laws, to Syros Pharmaceuticals, Inc., Attention: Nominating and Corporate Governance Committee, 35 CambridgePark Drive, 4th Floor, Cambridge, Massachusetts 02140. If appropriate biographical and background material has been provided on or before the dates set forth in this proxy statement under the heading “Other Matters – Stockholder Proposals for our 2025 Annual Meeting,” the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

Stockholders also have the right under our by-laws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth under “Other Matters – Stockholder Proposals for our 2025 Annual Meeting.”

Oversight of Risk

Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-day basis. The role of our board of directors and its committees is to oversee the risk management activities of management. Our board of directors fulfills this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our board of directors oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks; our audit committee oversees risk management activities related to financial controls, legal and compliance risks, and cybersecurity risks; our compensation committee oversees risk management activities relating to our compensation policies and practices and management succession planning; and our nominating and corporate governance committee oversees risk management activities relating to the composition of our board of directors and corporate governance. Each committee reports to the full board of directors on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time-to-time request that the full board of directors discuss particular risks.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves, or in the past has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our board of directors or our compensation committee. None of the members of our compensation committee is, or ever has been, an officer or employee of our company.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer and principal financial officer. A copy of the code is available on the “Investors & Media—Governance” section of our website, which is located at www.syros.com. Our board of directors is responsible for overseeing the code of business conduct and ethics and must approve any waivers of the code for directors, officers and employees. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Policies and Procedures for Related Person Transactions

Our board of directors has adopted a written related person transaction policy to set forth policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related party transaction,” the related person must report the proposed related person transaction to our principal financial officer. The policy calls for the proposed related person transaction to be reviewed and approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under this policy will be considered approved or ratified if it is authorized by the audit committee in accordance with the standards set forth in the policy after full disclosure of the related person’s interests in the transaction. As appropriate for the circumstances, the policy provides that the audit committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than the terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee may approve or ratify the related person transaction only if the audit committee determines that, under all of the circumstances, the transaction is in our best interests. The audit committee may impose any conditions on the related person transaction as it deems appropriate.

The policy also provides that transactions involving compensation of executive officers will be reviewed and approved by our compensation committee in the manner specified in its charter.

Related Person Transactions

In addition to the compensation arrangements with directors and executive officers described elsewhere in this proxy statement, since January 1, 2022, we have engaged in the following transactions in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and any of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, or any person who was in any of those categories at the time of such transaction, had a direct or indirect material interest. We believe that all of these transactions were on terms comparable to terms that could have been obtained from unrelated third parties.

Underwritten Offering

On December 21, 2023, we completed an underwritten offering pursuant to which (i) we sold an aggregate of 4,939,591 shares of our common stock at an offering price of $4.42 per share of common stock, and (ii) in lieu of shares of our common stock to certain investors who so chose, we sold such investors pre-funded warrants to purchase an aggregate of 5,242,588 shares of our common stock, at an offering price of $4.419 per share underlying each pre-funded warrant, for an aggregate gross purchase price of approximately $45.0 million, before underwriting discounts and commissions and estimated offering expenses. The following table summarizes the shares of our common stock and pre-funded warrants that members of our board of directors or officers, or their affiliates, and holders of more than 5% of our outstanding capital stock purchased in the underwritten offering.

Name of Stockholder	Shares of Syros Common Stock	Pre-Funded Warrants in Lieu of Shares of Common Stock	Total Purchase Price ($)
Entities affiliated with Flagship Pioneering (1)	300,000	1,057,705	$5,999,998.40
Invus Public Equities, L.P.	1,018,099	—	$4,499,997.58
Entities affiliated with Bain Capital Life Sciences, L.P.	—	2,149,808	$9,500.001.55
Samsara BioCapital, L.P. (2)	904,977	—	$3,999,998.34
Entities affiliated with Deep Track Biotechnology Master Fund, Ltd.	—	792,034	$3,499,998.25
Entities affiliated with Adage Capital Partners LP or its affiliated entities	850,000	281,285	$4,499.998.42
Blue Owl Capital Holdings LP	452,488	—	$1,999,996.96

(1)

Andrew M. Oh, a senior partner of Flagship Pioneering, or Flagship, is a member of our board of directors. Douglas Cole, M.D., a general partner of Flagship, is the spouse of Nancy A. Simonian, M.D., our former President and Chief Executive Officer, and a member of our board of directors.

(2)

Srinivas Akkaraju, M.D., Ph.D., a member of our board of directors, is one of the managers of Samsara BioCapital GP, LLC, which is the general partner of Samsara BioCapital, L.P., a venture capital firm.

Private Placement

On September 16, 2022, we completed a private placement with several institutional investors, pursuant to which we sold an aggregate of 6,387,173 shares of our common stock, and in lieu of shares of our common stock to certain investors, we sold such investors pre-funded warrants to purchase an aggregate of 7,426,739 shares of our common stock, and, in each case, accompanying warrants to purchase an aggregate of up to 13,813,912 additional shares of common stock (or pre-funded warrants to purchase common stock in lieu thereof) at a price of $9.40 per share and accompanying warrant (or $9.399 per pre-funded warrant and accompanying warrant), for an aggregate purchase price of approximately $129.9 million, before deducting estimated offering expenses payable by us and exclusive of any exercise of the warrants. The following table summarizes the shares of our common stock, pre-funded warrants and accompanying warrants that members of our board of directors or officers, or their affiliates, and holders of more than 5% of our outstanding capital stock purchased in the private placement.

Name of Stockholder	Shares of Syros Common Stock	Pre-Funded Warrants in Lieu of Shares of Common Stock	Accompanying Warrants	Total Purchase Price ($)
Entities affiliated with Flagship Pioneering (1)	700,000	1,420,000	2,120,000	19,926,580.00
Invus Public Equities, L.P.	1,063,829	—	1,063,829	9,999,992.60
Ally Bridge MedAlpha Master Fund L.P.	531,914	—	531,914	4,999,991.60
Entities affiliated with Bain Capital Life Sciences, L.P.	531,940	531,940	1,063,880	9,999,940.06
Samsara BioCapital, L.P. (2)	691,489	—	691,489	6,499,996.60

(1)

Douglas Cole, M.D., a general partner of Flagship Pioneering, or Flagship, is the spouse of Nancy A. Simonian, M.D., our former President and Chief Executive Officer, and a member of our board of directors. In connection with the private placement, Flagship had the right to designate a member of our board of directors. On September 16, 2022, Andrew M. Oh, a senior partner of Flagship, was elected to our board as the designee of Flagship following the closing of the private placement.

(2)

Srinivas Akkaraju, M.D., Ph.D., a member of our board of directors, is one of the managers of Samsara BioCapital GP, LLC, which is the general partner of Samsara BioCapital, L.P., a venture capital firm.

Consulting Agreement with Mr. Quirk

Gerald E. Quirk, Esq. has served as an executive officer of the company since October 2022, and before that, he served as an executive officer of the company from September 2016 to March 2022. Between March 2022 and September 2022, Mr. Quirk earned $370,142 pursuant to the terms of a consulting agreement he entered into with our company that is unrelated to his service as an executive officer, which amount includes the fair value of a restricted stock unit award that vested during the consulting period.

Restrictions on the Hedging or Pledging of Our Securities

Our insider trading policy prohibits our employees and directors from purchasing financial instruments or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of any of our securities, including:

•	short sales and short sales “against the box”;

•	purchases or sales of puts, calls or other derivative securities; and

•	purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds).

These prohibitions also apply to family members living in the same household as our employees and directors, as well as entities influenced or controlled by our employees or directors.

Corporate Sustainability

Our mission is to build a sustainable company that provides long-term value for all our stakeholders. We support those environmental, social and governance (ESG) initiatives that may benefit the patients we aspire to serve, in a manner that aligns with our organizational culture, core values, and applicable regulatory requirements. Our board of directors provides oversight over these ESG initiatives by reference to those standards of the Sustainability Accounting Standards Boards relevant to our business as currently conducted. The specific activities reviewed by our board of directors with respect to fiscal 2023 included:

•	drug safety, including the safety of clinical trial participants;

•	manufacturing and supply chain quality management;

•	business ethics, including anti-corruption and healthcare compliance matters; and

•	employee recruitment, development and retention.

We are committed to fostering an environment where all employees, regardless of race, sex, sexual orientation, gender identity, religion, ethnicity, national origin, physical disability, or age, are empowered to achieve their full potential. The unique talents, backgrounds and perspectives of each employee strengthens our coordinated expression, making our company stronger and helping us to achieve our mission of developing medicines to transform patients’ lives. Our Diversity, Equity & Inclusion (DEI) committee is an employee-led group that implements a variety of grassroots initiatives to align with our DEI goals each year. These goals include influencing our commitment to DEI through leadership and executive culture, fostering an inclusive company culture, ensuring accountability and sustainability of DEI practices, and employing DEI-focused recruitment efforts.

In addition to our ongoing initiatives, we are proud to align ourselves with the DEI principles outlined in the Biotechnology Innovation Organization’s BIOEquality Agenda and MassBIO’s CEO pledge. Our DEI committee spearheads transparent pay equity analyses, a company-wide allyship program to foster education and understanding among colleagues, and hosts DEI speakers. We are proud of the fact that women currently comprise more than 50% of our workforce and 40% of the members of our board of directors, and we remain committed to continuing greater equity in the workplace and expanding the representation of historically underrepresented individuals, recognizing that a diverse set of voices is vital to our success, not just within our company but in the broader biotechnology industry and society at large.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Officers

Certain information regarding our executive officers as of March 31, 2024 is set forth below.

Name	Age	Position(s)
Conley Chee(1)	54	President & Chief Executive Officer
Jason Haas	56	Chief Financial Officer
Gerald E. Quirk, Esq.	56	Chief Legal & Compliance Officer; Head of Business Development
David A. Roth, M.D.	61	Chief Medical Officer
Kristin Stephens	51	Chief Development Officer

(1)	Please refer to page 10 for Mr. Chee’s biography.

Jason Haas has been our chief financial officer since October 2021. He previously served as co-head of Americas, healthcare investment banking at Barclays from June 2016 to October 2021. Previously, he served as head of Americas, healthcare investment banking at Deutsche Bank from 2012 to June 2016. Prior to his role at Deutsche Bank, he was a managing director on the healthcare investment banking team at Goldman Sachs & Co. Mr. Haas currently serves on the board of directors of Ligand Pharmaceuticals Incorporated, a public biotechnology company. Mr. Haas holds a B.A. in International Relations and Economics from Colgate University and an M.B.A. in Finance from Columbia Business School.

Gerald E. Quirk, Esq. has served as our chief legal and compliance officer, and as our head of business development, since December 2023, and previously served as our chief legal and compliance officer from June 2023 to December 2023, as our chief legal officer from October 2022 to June 2023, as a senior advisor to Syros from March 2022 to September 2022, as our chief operations officer from June 2021 to March 2022, as our chief legal and administrative officer from June 2017 to June 2021, and as our chief legal officer from September 2016 to June 2017. He previously served as executive vice president, business operations and general counsel of Tokai Pharmaceuticals, Inc., a biopharmaceutical company, from May 2015 to August 2016. Prior to that, Mr. Quirk was a partner and co-chair of the life sciences practice at Choate, Hall & Stewart LLP, a Boston law firm, from August 2012 until May 2015. Mr. Quirk previously served as vice president, corporate affairs and general counsel at Infinity Pharmaceuticals, Inc., a pharmaceutical company, or Infinity, from August 2006 until August 2012, and prior to that held legal and business development positions of increasing responsibility at Genzyme. Mr. Quirk holds a B.A. in political science from Swarthmore College, an Ed.M. in educational administration from Harvard University, and a J.D. from Northeastern University.

David A. Roth, M.D. has been our chief medical officer since December 2015. Previously, Dr. Roth was employed by Infinity from September 2013 until September 2015, serving most recently as its executive vice president and chief medical officer and previously as its senior vice president of clinical development and medical affairs. Prior to joining Infinity, Dr. Roth was the vice president, early development in the oncology business unit of Pfizer from 2009 to August 2013. Prior to joining the pharmaceutical industry, Dr. Roth’s experience included over ten years in research and clinical practice as an academic hematologist, and he served on the full-time faculty at Harvard Medical School and Beth Israel Deaconess Medical Center in Boston. Dr. Roth previously served on the board of directors of Allarity Therapeutics, Inc., a public biopharmaceutical company. Dr. Roth received his B.S. from MIT and his M.D. from Harvard Medical School in the Harvard MIT Division of Health Sciences and Technology.

Kristin Stephens has been our chief development officer since June 2020. She previously served as our senior vice president of product development from August 2018 to June 2020, vice president of development operations from March 2018 to August 2018, and vice president of clinical operations from October 2015 to March 2018. Prior to Syros, Ms. Stephens spent nearly ten years at Millennium and Takeda in a variety of roles with escalating responsibilities, serving most recently as vice president of global clinical operations. Earlier in her career, Ms. Stephens worked at Quintiles Strategic Research Services, Clinical Assistance Programs and Eastern Cooperative Oncology Group. Ms. Stephens earned her B.A. in mathematics and psychology at William Smith College.

Executive Compensation

This section discusses the material elements of our executive compensation policies for our “named executive officers” and the most important factors relevant to an analysis of these policies. For 2023, our named executive officers are Conley Chee, our President and Chief Executive Officer, Nancy A. Simonian, M.D., our former President and Chief Executive Officer prior to her retirement as of December 1, 2023, David A. Roth, M.D., our Chief Medical Officer, Jason Haas, our Chief Financial Officer, and Eric R. Olson, Ph.D., our former Chief Scientific Officer prior to his resignation on October 16, 2023. In addition, this section provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers and is intended to place in perspective the data presented in the following tables and the corresponding narrative.

Summary Compensation Table

The following table sets forth information regarding compensation earned by our named executive officers during the years indicated.

Name and Position of Named Executive Officers Currently Employed By Us	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Nonequity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Conley Chee (4)	2023	479,092	369,460	—	192,455	690	1,041,697
President & Chief Executive Officer
David A. Roth, M.D	2023	516,154	160,800	—	197,600	1,980	876,534
Chief Medical Officer	2022	497,538	699,258	380,317	180,000	1,980	1,759,093
Jason Haas	2023	485,185	160,800	—	185,744	1,290	833,019
Chief Financial Officer	2022	465,385	381,258	380,317	188,000	1,050	1,416,010

Name and Position of Named Executive Officers No Longer Employed By Us
Nancy A. Simonian, M.D. (5)	2023	635,385	477,174	—	318,986	5,237	1,436,782
Former President & Chief Executive Officer	2022	636,615	1,557,683	974,802	316,800	1,980	3,487,880
Eric R. Olson, Ph.D. (6)	2023	409,791	140,700	—	—	385,277	935,768
Former Chief Scientific Officer	2022	487,385	674,020	327,054	176,400	3,810	1,668,669

(1)

The amounts reported in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of stock-based compensation awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification, or ASC, Topic 718. This calculation does not give effect to any estimate of forfeitures related to service-based vesting but assumes that the named executive officer will perform the requisite service for the award to vest in full. See Note 13 to our financial statements included in our Annual Report on Form 10-K regarding assumptions underlying the valuation of equity awards. In accordance with SEC rules, for restricted stock unit awards with performance-based vesting, or PSUs, these amounts are calculated based on the probable outcome of the performance conditions on the grant date. For each PSU granted during 2023, we determined that, as of the dates of grant, it was not probable, as defined under applicable accounting standards that any of the performance conditions would be achieved and as a result, we assigned a grant date fair value of $0. The value of the 2023 PSU awards for Mr. Chee, Dr. Roth, Mr. Haas, Dr. Simonian, and Dr. Olson at the respective grant dates assuming that all performance conditions were achieved would be $369,460, $160,800, $160,800, $477,174, and $140,700, respectively.

(2)

The amounts reported in the “Non-Equity Incentive Plan Compensation” column reflect awards to our named executive officers under our performance-based cash incentive program. See “Cash Incentives” for a description of that program. Annual cash bonus awards earned during the year is typically paid in the following year.

(3)

The amounts reported in the “All Other Compensation” column reflect (i) for each named executive officer, the cost to us of life insurance premiums paid for the named executive officer, (ii) for Dr. Simonian, $3,333 of cash compensation earned in 2023 for service as a non-employee director under our director compensation policy, pro-rated for her partial year of service as a non-employee director, and (iii) for Dr. Olson, $382,200 of severance benefits received in 2023, as described below under “ —Employment Agreements; Potential Payments upon Termination or Change in Control—Dr. Olson’s Separation Agreement.”

(4)

Mr. Chee was appointed as our president and chief executive officer on December 2, 2023, and previously served as our chief commercial officer and chief business officer. Mr. Chee also joined our board of directors on December 2, 2023, but does not receive any additional compensation for his service as a director.

(5)

Dr. Simonian retired from her position as president and chief executive officer on December 1, 2023. Dr. Simonian also serves as a member of our board of directors. Prior to December 2, 2023, she did not receive any additional compensation for her service as a director. From and after December 2, 2023, Dr. Simonian is eligible to receive the compensation paid to non-employee directors in accordance with our director compensation policy.

(6)	Dr. Olson departed from his position as Chief Scientific Officer on October 16, 2023.

Narrative Disclosure to Summary Compensation Table

We review compensation for our executive officers annually. The material terms of the elements of our executive compensation program for 2023 are described below.

Our compensation committee sets base salaries and bonuses and grants equity incentive awards to our executive officers. In setting base salaries and bonus targets, our compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executives, individual and corporate performance as compared to our expectations and objectives. In evaluating and granting equity incentive awards, our compensation committee considers the value of equity awards granted for comparable positions in the market, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, our desire to foster a long-term commitment to our company, as well as the dilutive impact of equity incentive awards to stockholders and capacity limitations under our stock incentive plan. As part of this process, our chief executive officer prepares performance evaluations for the other executive officers and recommends annual salary increases, annual equity awards and cash bonuses to the compensation committee. The compensation committee conducts a performance evaluation of the chief executive officer. The compensation committee consults with the board of directors as to the achievement of corporate objectives that drive contingent compensation awards.

During its annual compensation review, our compensation committee also consults with external advisors. In fiscal 2023, the compensation committee engaged Compensia Inc. as its independent compensation consultant to provide comparative data on executive compensation practices in our industry and assess our executives’ compensation relative to comparable companies.

Base Salary

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

In February 2023, the compensation committee of our board of directors set Mr. Chee’s annualized base salary in his role as chief commercial officer at $473,200 effective March 6, 2023. In September 2023, the board of directors increased Mr. Chee’s annualized base salary to $636,000, effective upon his assumption of the role of president and chief executive officer on December 2, 2023. In February 2024, the compensation committee increased Mr. Chee’s annualized base salary to $656,670 effective February 19, 2024.

In February 2022, the compensation committee of our board of directors set Dr. Roth’s annualized base salary at $500,000 effective February 21, 2022. In February 2023, the compensation committee increased Dr. Roth’s annualized base salary to $520,000 effective March 6, 2023. In February 2024, the compensation committee increased Dr. Roth’s annualized base salary to $536,900 effective February 19, 2024.

In February 2022, the compensation committee of our board of directors set Mr. Haas’s annualized base salary at $470,000 effective February 21, 2022. In February 2023, the compensation committee increased Mr. Haas’s annualized base salary to $488,800 effective March 6, 2023. In February 2024, the compensation committee increased Mr. Haas’s annualized base salary to $504,686 effective February 19, 2024.

In February 2022, the compensation committee of our board of directors set Dr. Simonian’s annualized base salary at $640,000 effective February 21, 2022. In February 2023, the compensation committee increased Dr. Simonian’s annualized base salary to $666,000 effective March 6, 2023.

In February 2022, the compensation committee of our board of directors set Dr. Olson’s annualized base salary at $490,000 effective February 21, 2022. In February 2023, the compensation committee increased Dr. Olson’s annualized base salary to $509,600 effective March 6, 2023.

Cash Incentives

We have established a framework under which the compensation committee would, in its discretion, award annual performance-based cash bonuses to our executive officers for a specific percentage of his or her salary as a vehicle to reward achievement of value driving milestones and recognize individual performance. Our chief executive officer was eligible for a performance-based cash bonus of a percentage of such officer’s annual base salary, subject to achievement of corporate goals as determined by the compensation committee.

Mr. Chee’s bonus target was 40% of his annual base salary as chief commercial officer in the year ended December 31, 2022, or fiscal 2022, and, upon becoming our chief executive officer in December 2023, his bonus target was increased to 50% of his annual base salary for fiscal 2023, with the bonus in fiscal 2023 calculated based on the percentage of the year in which he served as the Company’s chief commercial officer. Mr. Chee’s bonus target has been set at 55% of his annual base salary for the year ended December 31, 2024.

Dr. Simonian’s bonus target was 55% of her annual base salary in fiscal 2022 and fiscal 2023. In connection with Dr. Simonian’s retirement, we entered into a retirement and transition agreement with Dr. Simonian, pursuant to which we agreed to pay Dr. Simonian the annual cash bonus to which she would have been entitled for fiscal 2023 had she remained employed by us through the end of fiscal 2023, pro-rated for the portion of fiscal 2023 for which Dr. Simonian was actually employed by us, with such bonus to be based on company performance as assessed by the compensation committee following the conclusion of fiscal 2023.

Our named executive officers other than our chief executive officer are eligible for a performance-based cash bonus of a percentage of such named executive officer’s base salary, 90% of which is tied to achievement of corporate goals as determined by the compensation committee, and 10% of which is tied to the achievement of individual goals as recommended by the chief executive officer and approved by the compensation committee. The bonus target for our named executive officers other than our chief executive officer was 40% of the applicable officer’s annual base salary for both fiscal 2022 and fiscal 2023.

In February 2023, we made cash bonus awards of $180,000 to Dr. Roth, $188,000 to Mr. Haas, $316,800 to Dr. Simonian, and $176,400 to Dr. Olson based on the compensation committee’s assessment of achievement of corporate and individual goals during fiscal 2022, and in February 2024, we made cash bonus awards of $192,455 to Mr. Chee, $197,600 to Dr. Roth, $185,744 to Mr. Haas and $318,986 to Dr. Simonian based on the compensation committee’s assessment of achievement of corporate and individual goals during fiscal 2023.

Equity Incentives

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal share ownership policy or guidelines applicable to them, we believe that equity awards are very effective in supporting executive recruitment, motivation, and retention in a highly competitive marketplace for experienced talent, provide our executive officers with a strong link to our long-term performance, create an ownership culture, and help to align the interests of our executive officers and our stockholders. We believe that equity awards with a time-based vesting condition promote executive retention because this feature incents our executive officers to remain in our employment during the award’s vesting period. At the same time, we believe that equity awards with performance-based vesting aligns executive compensation with the achievement of milestones that we believe will drive stockholder return. Accordingly, the compensation committee periodically reviews the equity incentive compensation holdings of our named executive officers and from time to time may grant equity incentive awards to them in the form of stock options, restricted stock unit awards with time-based vesting, or RSUs, and PSUs. The compensation committee carefully manages our share utilization and the dilutive effect of the equity incentive awards that it grants in order to ensure the long-term sustainability of our equity incentive plan. As a result of the ongoing volatility in the equity markets for development-stage companies in our industry and the imperative to continue to motivate and retain our executive officers through the completion of the potential value-creating clinical milestones in the future, we expect higher levels of dilution from equity incentive awards in 2024 than in prior years.

In February 2022, Dr. Roth and Mr. Haas were each granted an option to purchase 12,500 shares of our common stock, Dr. Simonian was granted an option to purchase 37,500 shares of our common stock, and Dr. Olson was granted an option to purchase 10,000 shares of our common stock. These options vested as to 25% of the shares on February 28, 2023, with the remaining shares vesting in equal monthly installments thereafter through February 28, 2026, subject to the applicable officer’s continued service through the applicable vesting date. In addition, Drs. Roth and Olson and Mr. Haas were each granted an RSU with respect to 8,000 shares of our common stock, and Dr. Simonian was granted an RSU with respect to 24,000 shares of our common stock. These RSUs vested as to 25% of the shares on March 31, 2023, with the remaining shares vesting in equal annual installments through March 31, 2026, subject to the applicable officer’s continued service through the applicable vesting date. Drs. Roth and Olson were also each granted an RSU with respect to 20,000 shares of our common stock, and Dr. Simonian was also granted an RSU with respect to 40,000 shares of our common stock. These RSUs will vest in full on March 31, 2025, subject to the applicable officer’s continued service through the applicable vesting date.

In October 2022, Dr. Roth and Mr. Haas were each granted an option to purchase 49,750 shares of our common stock, Dr. Olson was granted an option to purchase 44,500 shares of our common stock, and Dr. Simonian was granted an option to purchase 115,000 shares of our common stock. These options vested as to 50% of the shares on October 31, 2023, and will vest as to 50% of the shares on October 31, 2024, subject to the applicable officer’s continued service through the applicable vesting date. In addition, Dr. Roth and Mr. Haas were each granted an RSU with respect to 37,750 shares of our common stock, Dr. Olson was granted an RSU with respect to 34,000 shares of our common stock, and Dr. Simonian was granted an RSU with respect to 80,250 shares of our common stock. These RSUs vested as to 50% of the shares on October 31, 2023, and will vest as to 50% of the shares on October 31, 2024, subject to the applicable officer’s continued service through the applicable vesting date.

In February 2023, Mr. Chee and Dr. Olson were each granted an RSU with respect to 35,000 shares of our common stock, Dr. Roth and Mr. Haas were each granted an RSU with respect to 40,000 shares of our common stock, and Dr. Simonian was granted an RSU with respect to 118,700 shares of our common stock. These RSUs vested as to one third of the shares on March 31, 2024, with the remaining shares vesting in equal annual installments through March 31, 2026, subject to the applicable officer’s continued service through the applicable vesting date. In addition, Mr. Chee and Dr. Olson were each granted a PSU with respect to 35,000 shares of our common stock, Dr. Roth and Mr. Haas were each granted a PSU with respect to 40,000 shares of our common stock, and Dr. Simonian was granted a PSU with respect to 118,700 shares of our common stock. These PSUs vest as to one-half of the underlying shares upon the achievement of each of one specified clinical milestone and one specified regulatory milestone, in each case as determined by our board of directors and subject to the applicable officer’s continued service through each applicable vesting date.

In connection with Dr. Simonian’s retirement in December 2023, we entered into a retirement and transition agreement with Dr. Simonian, pursuant to which certain of her outstanding equity awards were modified as described below under “—Employment Agreements; Potential Payments upon Termination or Change in Control—Dr. Simonian’s Retirement Agreement.”

In connection with Dr. Olson’s departure in October 2023, we accelerated the vesting of a total of 40,666 shares of our common stock pursuant to outstanding RSUs held by Dr. Olson at the time of his separation, as described below under “ —Employment Agreements; Potential Payments upon Termination or Change in Control—Dr. Olson’s Separation Agreement.”

In connection with and effective upon Mr. Chee’s appointment as our chief executive officer in December 2023, Mr. Chee was granted an RSU with respect to 86,000 shares of our common stock, which will vest as to one third of the shares on December 31, 2024 and as to an additional one third of the shares at the end of each of the two successive years thereafter, subject to continued service through the applicable vesting date. In addition, Mr. Chee was granted a PSU with respect to 86,000 shares of our common stock, which will vest as to one-half of the underlying shares upon the achievement of each of one specified clinical milestone and one specified regulatory milestone, in each case as determined by our board of directors and subject to continued service through the applicable vesting date.

Outstanding Equity Awards at Fiscal Year End 2023

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2023.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Conley Chee	20,248 4,580 22,250	(2) (3) (4)	15,752 5,420 22,250	(2) (3) (4)	48.10 15.90 6.73	9/26/2031 2/14/2032 10/5/2032	6,000 17,000 35,000 86,000	(5) (6) (7) (8)	46,740 132,430 272,650 669,940	35,000 86,000	(9) (10)	272,650 669,940
David A. Roth, M.D.	22,364 6,349 7,499 7,499 9,003 8,428 5,724 24,875	(11) (11) (11) (11) (12) (13) (3) (4)	— — — — 396 3,471 6,775 24,875	(12) (13) (3) (4)	90.80 109.00 109.00 67.10 75.40 114.10 15.90 6.73	12/22/2025 2/9/2027 2/15/2028 2/11/2029 2/12/3030 2/16/2031 2/14/2032 10/5/2032	6,000 20,000 18,875 40,000	(5) (14) (6) (7)	46,740 155,800 147,036 311,600	40,000	(9)	311,600
Jason Haas	40,618 5,725 24,875	(15) (3) (4)	34,382 6,775 24,875	(15) (3) (4)	45.40 15.90 6.73	10/11/2031 2/14/2032 10/5/2032	6,000 18,875 40,000	(5) (6) (7)	46,740 147,036 311,600	40,000	(9)	311,600
Nancy A. Simonian, M.D.	3,766 3,483 2,152 7,916 28,500 17,185 57,500	(11) (11) (11) (11) (11) (3) (4)	— — — — — 20,314 57,500	(3) (4)	30.40 30.40 30.40 85.13 67.10 15.90 6.73	2/4/2025 6/8/2025 6/8/2025 3/30/2026 2/11/2029 2/16/2031 10/5/2032	18,000 40,000 40,125 118,700	(5) (14) (6) (7)	140,220 311,600 312,574 924,673	118,700	(9)	924,673
Eric R. Olson, Ph.D.	453 3,477 2,584 6,349 7,499 7,499 8,415 6,069 3,955	(11) (11) (11) (11) (11) (11) (11) (11) (11)	— — — — — — — — —		13.88 30.38 30.40 109.00 109.00 67.10 75.40 114.10 15.90	1/16/2024 1/16/2024 1/16/2024 1/16/2024 1/16/2024 1/16/2024 1/16/2024 1/16/2024 1/16/2024

(1)	Calculated based on the closing price per share of our common stock on December 29, 2023, which was $7.79.
(2)

This option was granted on September 27, 2021 and vested as to 25% of the shares on September 27, 2022 with the remaining shares vesting in equal monthly installments thereafter through September 27, 2025, subject to continued service.

(3)

This option was granted on February 15, 2022 and vested as to 25% of the shares on February 28, 2023 with the remaining shares vesting in equal monthly installments thereafter through February 28, 2026, subject to continued service.

(4)	This option was granted on October 6, 2022 and vests as to 50% of the shares on October 31, 2023 and as to 50% of the shares on October 31, 2024, subject to continued service.
(5)	This RSU was granted on February 15, 2022 and vests in four equal annual installments commencing on March 31, 2023, subject to continued service.
(6)	This RSU was granted on October 6, 2022 and vests as to 50% of the shares on October 31, 2023 and as to 50% of the shares on October 31, 2024, subject to continued service.
(7)

This RSU was granted on February 16, 2023 and vests as to 33% of the shares on March 31, 2024 with the remaining shares vesting in equal annual installments thereafter through March 31, 2026, subject to continued service.

(8)

This RSU was granted on December 2, 2023 and vests as to 33% of the shares on December 31, 2024 with the remaining shares vesting in equal annual installments thereafter through December 31, 2026, subject to continued service.

(9)

This PSU was granted on February 16, 2023 and vests as to 50% of the shares upon achievement of one performance condition and as to 50% of the shares upon achievement of another performance condition, subject to continued service.

(10)

This PSU was granted on December 2, 2023 and vests as to 50% of the shares upon achievement of one performance condition and as to 50% of the shares upon achievement of another performance condition, subject to continued service.

(11)	This option is fully vested.
(12)

This option was granted on February 13, 2020 and vested as to 25% of the shares on February 12, 2021 with the remaining shares vesting in equal monthly installments thereafter through February 29, 2024, subject to continued service.

(13)

This option was granted on February 17, 2021 and vested as to 25% of the shares on February 28, 2022 with the remaining shares vesting in equal monthly installments thereafter through February 28, 2025, subject to continued service.

(14) This RSU award will vest in full on March 31, 2025, subject to continued service.

(15)

This option was granted on October 12, 2021 and vested as to 25% of the shares on October 12, 2022 with the remaining shares vesting in equal monthly installments thereafter through October 12, 2025, subject to continued service.

Employment Agreements; Potential Payments upon Termination or Change in Control

We have entered into written offer letters with each of our named executive officers. These offer letters set forth the terms of the named executive officer’s compensation, including his or her initial base salary, severance and annual cash bonus opportunity. In addition, the offer letters provide that the named executive officers are eligible to participate in company-sponsored benefit programs that are available generally to all of our employees. In connection with the commencement of their employment with us, our named executive officers executed our standard invention and non-disclosure agreement and non-competition and non-solicitation agreement.

Change in Control

In connection with his appointment to the role of chief executive officer, we amended and restated our offer letter with Mr. Chee. This letter provides that, if Mr. Chee’s employment is terminated by us without cause, or by him with good reason, as such terms are defined in his offer letter, he will receive monthly severance payments equal to his then-current monthly rate of salary for twelve months, subject to certain conditions, including the execution of a release of all claims against the Company. In addition, if within the three months prior to a change in control or in the twelve months following a change in control, Mr. Chee’s employment is terminated by us without cause or by him with good reason, subject to certain conditions, we will (i) extend his severance benefits for an additional six months, such that the total severance benefit period shall be eighteen months, (ii) pay to Mr. Chee a lump sum amount equal to 150% of his target bonus in effect for the fiscal year in which his separation from employment occurs, and (iii) accelerate the vesting of all unvested equity awards held by him as of the date his employment is terminated such that 100% of such equity awards shall become fully vested and free from forfeiture effective as of such date.

The offer letter for each of Dr. Roth and Mr. Haas provides that if his employment is terminated by us without cause, or by him with good reason, as such terms are defined in his offer letter, he will receive monthly severance payments equal to his then-current monthly rate of salary for nine months, subject to certain conditions, including the execution of a release of all claims against the Company. In addition, if within the three months prior to a change in control or in the twelve months following a change in control, the employment of such named executive officer is terminated by us without cause or by him with good reason, subject to certain conditions, we will (i) extend the severance benefits of such named executive officer for an additional three months, such that the total severance benefit period shall be one year, (ii) pay to such named executive officer a lump sum amount equal to his target bonus in effect for the fiscal year in which his separation from employment occurs, and (iii) accelerate the vesting of all unvested equity awards held by him as of the date his employment is terminated such that 100% of such equity awards shall become fully vested and free from forfeiture effective as of such date.

The offer letter with Dr. Simonian provided that if within the three months prior to a change in control or in the twelve months following a change in control, Dr. Simonian’s service to us as a director is terminated by us without cause or by her with good reason, subject to certain conditions, we would accelerate the vesting of all unvested equity awards held by her as of the date her employment is terminated such that 100% of such awards would become fully vested and free from forfeiture effective as of such date.

Dr. Simonian’s Retirement Agreement

In connection with Dr. Simonian’s retirement, we entered into a retirement and transition agreement with Dr. Simonian, pursuant to which we agreed to pay Dr. Simonian the annual cash bonus to which she would have been entitled for fiscal 2023 had she remained employed by us through the end of fiscal 2023, pro-rated for the portion of fiscal 2023 for which Dr. Simonian was actually employed by us, with such bonus to be based on company performance as assessed by the compensation committee following the conclusion of fiscal 2023. Accordingly, we paid a cash bonus award of $318,986 to Dr. Simonian in February 2024 based on the compensation committee’s assessment of achievement of corporate goals during fiscal 2023.

In addition, pursuant to Dr. Simonian’s retirement and transition agreement, (i) all outstanding stock options granted to Dr. Simonian under our 2012 Equity Incentive Plan, as amended, or the 2012 Plan, that have an exercise price of less than $75 per share will remain exercisable until the earlier to occur of (a) the end of Dr. Simonian’s service to us as a director, or (b) the applicable expiration date for such options, (ii) all outstanding stock options granted to Dr. Simonian under our 2016 Stock Incentive Plan, or the 2016 Plan, that had an exercise price equal to or greater than $75 were terminated as of her retirement date and Dr. Simonian has no further rights with respect to such stock options, and (iii) all other outstanding stock options and all restricted stock unit awards, in each case granted to Dr. Simonian under the 2016 Plan, and all outstanding stock options and all restricted stock unit awards, in each case granted to Dr. Simonian under the 2022 Equity Incentive Plan, will remain outstanding following her separation as an employee and will continue to be eligible to vest in accordance with the terms of the applicable award agreements, subject to Dr. Simonian’s continued service on our board of directors. Further, each outstanding stock option and restricted stock unit award that continues to vest so long as Dr. Simonian continues to serve on our board of directors will be subject to accelerated vesting upon qualifying terminations following a change in control. The agreement also includes a general release of claims by Dr. Simonian.

Dr. Olson’s Separation Agreement

In connection with Dr. Olson’s departure in October 2023, we entered into a separation agreement with Dr. Olson, pursuant to which we paid him a lump sum in the total amount of $382,200, less required deductions and withholdings, representing nine months of his then-current base salary. In addition, we accelerated the vesting of a total of 40,666 shares of our common stock pursuant to outstanding RSUs held by Dr. Olson at the time of his separation. We also agreed to make monthly payments directly to our insurance carriers to cover our standard portion of the premiums for medical, dental and vision insurance coverage during the nine-month period following Dr. Olson’s departure from the company. The agreement also includes a general release of claims by Dr. Olson.

Other Agreements

We have also entered into employee confidentiality, inventions, non-solicitation, and non-competition agreements with each of our named executive officers. Under the employee confidentiality, inventions, non-solicitation, and non-competition agreements, each named executive officer has agreed (1) not to compete with us during his or her employment and for a period of one year after the termination or cessation of his or her employment for any reason, (2) not to solicit our employees during his or her employment and for a period of one year after the termination or cessation of his or her employment for any reason, (3) to protect our confidential and proprietary information and (4) to assign to us related intellectual property developed during the course of his or her employment.

401(k) Retirement Plan

We maintain a 401(k) retirement plan that is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code. In general, all of our employees are eligible to participate, beginning on the first day of their employment. The 401(k) plan includes a salary deferral arrangement pursuant to which participants may elect to reduce their current compensation by up to the statutorily prescribed limit, equal to $22,500 in 2023 and $20,500 in 2022, and have the amount of the reduction contributed to the 401(k) plan. Participants over the age of 50 are entitled to an additional catch-up contribution up to the statutorily prescribed limit, equal to $7,500 in 2023 and $6,500 in 2022. We make matching contributions at a rate of 100% of each employee’s contribution up to a maximum matching contribution of 2% of the employee’s compensation and 50% of each employee’s contribution in excess of 2% up to a maximum of 6% of the employee’s compensation.

Indemnification

For a summary of certain indemnification agreements with our named executive officers, see “Limitation of Liability and Indemnification” below.

Tax Deductibility

Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid in any taxable year to each of certain of the company’s current and former executive officers. Historically, compensation that qualified under Section 162(m) as performance-based compensation was exempt from the deduction limitation. However, subject to certain transition rules, the tax reform legislation signed into law on December 22, 2017 eliminated the qualified performance-based compensation exception. As a result, for taxable years beginning after December 31, 2017, all compensation in excess of $1 million paid in any taxable year to each of the specified officers that is not covered by the transition rules will not be deductible by us. The Compensation Committee has and will continue to review on a periodic basis the potential effect of Section 162(m) and may use its judgment to authorize compensation payments that may be in excess of the limit when it believes such payments are appropriate and in the best interests of our company and our stockholders.

PAY VERSUS PERFORMANCE

The following tables and related disclosures provide information about (i) the “total compensation” of our principal executive officers, or the PEOs, and our other named executive officers, or the Other NEOs, as presented in the Summary Compensation Table on page 23, or the SCT Amounts, (ii) the “compensation actually paid” to our PEOs and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules, or the CAP Amounts, (iii) certain financial performance measures, and (iv) the relationship of the CAP Amounts to those financial performance measures. This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect value actually realized by the executives or how our Compensation Committee evaluates compensation decisions in light of company or individual performance.

Year	Summary Compensation Table Total for First PEO(1) ($)	Summary Compensation Table Total for Second PEO(1) ($)	Compensation Actually Paid to First PEO(1)(2) ($)	Compensation Actually Paid to Second PEO(1)(2) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1) ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(1)(2) ($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)	Net Income (Loss) ($)
2023	1,436,782	1,041,697	2,436,117	1,786,711	881,774	1,000,558	7.18	(164,574,000)
2022	3,487,880	—	746,824	—	1,713,881	635,067	3.31	(94,654,000)
2021	3,352,617	—	(2,760,336)	—	2,053,952	508,804	30.05	(86,558,000)

(1)

For 2023, our first PEO was Nancy A. Simonian, M.D., our second PEO was Conley Chee, and our Other NEOs were David A. Roth, M.D., Jason Haas, and Eric R. Olson, Ph.D. For 2022, our PEO was Nancy A. Simonian, M.D., and our Other NEOs were David A. Roth, M.D. and Eric R. Olson, Ph.D. For 2021, our PEO was Nancy A. Simonian, M.D., and our Other NEOs were David A. Roth, M.D. and Jason Haas.

(2)

The following table describes the adjustments, each of which is prescribed by SEC rule, to calculate the CAP Amounts from the SCT Amounts. The SCT Amounts and the CAP Amounts do not reflect the actual amount of compensation earned or received by or paid to our named executive officers during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act.

Adjustments	2023			2022		2021
	First PEO	Second PEO	Other NEOs*	PEO	Other NEOs*	PEO	Other NEOs*
SCT Amounts	1,436,782	1,041,697	881,774	3,487,880	1,713,881	3,352,617	2,053,952
(Subtract): Aggregate grant date fair value for stock awards and option awards included in SCT Amounts for the covered fiscal year	(477,174)	(369,460)	(154,100)	(2,532,484)	(1,040,324)	(2,413,213)	(1,652,898)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	924,673	942,590	207,733	878,672	368,633	394,968	831,463
Add (Subtract): Year-over-year change in fair value (from the end of the prior fiscal year) at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	678,186	214,611	188,253	(349,884)	(117,178)	(3,051,399)	(572,152)
Add (Subtract): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	(108,242)	(42,727)	(58,806)	(737,360)	(289,945)	(1,043,309)	(151,561)
(Subtract): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	(18,108)	—	(64,296)	—	—	—	—
CAP Amounts (as calculated)	2,436,117	1,786,711	1,000,558	746,824	635,067	(2,760,336)	508,804

*	Amounts presented are averages for the entire group of Other NEOs in each respective year.

For the equity values included in the above tables, the valuation assumptions used to calculate fair values of stock options were materially different from those disclosed at the time of the grant of the stock options. The assumptions used in determining fair value of the stock options that vested during 2021, 2022 and 2023, or that were outstanding as of December 31, 2021, December 31, 2022 or December 31, 2023, as applicable, are as follows:

	Options Vested During Year or Outstanding on December 31 of:
	2023	2022	2021
Expected Volatility	88.04%-91.31%	79.95%-90.99%	79.95%-92.5%
Risk-Free Interest Rate	3.85%-3.98%	0.10%-4.49%	0.04%-1.03%
Expected Dividend Yield	0%	0%	0%
Expected Term (in years)	2.20-4.51	2.04-5.86	2.02-5.86

The following charts show graphically the relationships over the past three years of the CAP Amounts for our PEOs and Other NEOs as compared to our cumulative total shareholder return, or TSR, and net income:

Director Compensation

We pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member pursuant to a director compensation program that was initially adopted by our board of directors effective upon completion of our initial public offering in July 2016. The chair of each committee and the chair of the board of directors receive higher retainers for such service. Effective January 1, 2020, the fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

		Incremental—	Incremental—
	Base	Chair	Non-Chair
Board of Directors	$40,000	$30,000
Audit Committee		$15,000	$7,500
Compensation Committee		$10,000	$5,000
Research and Development Committee		$10,000	$5,000
Nominating and Corporate Governance Committee		$8,000	$4,000

In March 2024, our board of directors amended the director compensation program to increase the cash retainer for members of the Compensation Committee by $1,000, to increase the retainer for the chair of the Compensation Committee by $2,000, and to remove the retainer for members of the Research and Development Committee, which was dissolved in September 2023.

Under our director compensation program, we will grant to new non-employee directors upon their initial election to the board, an initial option to purchase 12,000 shares of our common stock, with an exercise price equivalent to fair market value of a share of common stock at the time of grant, which option will vest as to 16.66% of the shares on the six month anniversary of the date of grant and as to the remainder of the shares in equal monthly installments thereafter until the third anniversary of the date of grant, subject to continued service, with full acceleration upon a change in control of our company. The option will have a term of ten years. In addition, we will grant to new non-employee directors upon their initial election to the board, a restricted stock or restricted stock unit award (the form of such award being at the election of the director) for 8,000 shares of our common stock, which award will vest in equal annual installments until the third anniversary of the date of grant, subject to continued service, with full acceleration upon a change in control of our company. Prior to September 2022, the initial equity granted to non-employee directors upon their initial election to the board consisted of an option to purchase 3,500 shares of our common stock. In connection with this amendment to our director compensation program in September 2022, each of our then-continuing non-employee directors (Dr. Akkaraju, Mr. Alles, Dr. Dunsire, Dr. Eckhardt, Ms. Fanucci, Mr. Wirth and Dr. Young) were granted special equity awards equal to the same number of options and restricted stock or restricted stock unit awards that are granted to newly elected directors under the revised director compensation program.

Immediately following each annual meeting of our stockholders, we will grant to each non-employee director who has served on our board of directors for at least six months an option to purchase 6,000 shares of our common stock, with an exercise price equivalent to fair market value of a share of common stock at the time of grant, which option will vest as to 50% of the shares on the six-month anniversary of the date of grant and as to the remainder of the shares in equal monthly installments thereafter until the first anniversary of the date of grant, subject to continued service, with full acceleration upon a change in control of our company. The option will have a term of ten years. In addition, we will grant to each non-employee director who has served on our board of directors for at least six months a restricted stock or restricted stock unit award (the form of such award being at the election of the director) for 4,000 shares of our common stock, which award will vest in its entirety on the earlier to occur of (x) the first anniversary of the date of grant of the award or (y) the date of our next annual meeting of stockholders, subject in each case to continued service, with full acceleration upon a change in control of our company. Prior to September 2022, the annual equity granted to each non-employee director with at least six months of service on the board was an option to purchase 1,750 shares of our common stock.

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our board of directors and committee meetings.

We do not pay any compensation to our president and chief executive officer in connection with his service on our board of directors. The compensation that we pay to our president and chief executive officer is discussed earlier in this “Executive Compensation” section.

The following table sets forth information regarding compensation earned by our non-employee directors during fiscal 2023 other than for Dr. Simonian, whose compensation for service as a non-employee director in 2023 is fully reflected in the Summary Compensation Table:

	Fees Earned or	Stock Awards	Option Awards	All Other Compensation
Name	Paid in Cash ($)	($)(1)	($)(1)	($)	Total ($)
Srinivas Akkaraju, M.D., Ph.D.	47,750	14,800	15,604	—	78,154
Mark J. Alles(2)	35,625	14,800	15,604	—	66,029
Deborah Dunsire, M.D.	48,670	14,800	15,604	—	79,074
S. Gail Eckhardt, M.D.	52,000	14,800	15,604	—	82,404
Marsha H. Fanucci	54,375	14,800	15,604	—	84,779
Andrew M. Oh	48,125	14,800	15,604	—	78,154
Timothy C. Tyson	45,625	14,800	15,604	—	76,029
Peter Wirth	80,000	14,800	15,604	—	110,404
Richard A. Young, Ph.D.	51,750	14,800	15,604	—	82,154

(1)

The amounts reported in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of stock-based compensation awarded during the year computed in accordance with the provisions of ASC Topic 718. This calculation does not give effect to any estimate of forfeitures related to service-based vesting but assumes that the applicable director will perform the requisite service for the award to vest in full. See Note 13 to our financial statements included in our Annual Report on Form 10-K regarding assumptions underlying the valuation of equity awards.

(2)	Mr. Alles resigned from our board of directors in September 2023.

As of December 31, 2023, our non-employee directors held the following stock and option awards, all of which were granted under our 2012 Plan, our 2016 Plan, and our 2022 Equity Incentive Plan, or the 2022 Plan:

Name	Stock Awards	Option Awards
Srinivas Akkaraju, M.D., Ph.D.	9,334	27,650
Deborah Dunsire, M.D.	9,334	23,250
S. Gail Eckhardt, M.D.	9,334	25,000
Marsha H. Fanucci	9,334	30,216
Andrew M. Oh	9,334	18,000
Timothy C. Tyson	9,334	37,322
Peter Wirth	9,334	27,650
Richard A. Young, Ph.D.	9,334	36,250

Dr. Simonian’s outstanding stock and option awards as of December 31, 2023 are described above under “Outstanding Equity Awards at Fiscal Year End 2023.”

Limitation of Liability and Indemnification

As permitted by Delaware law, we have adopted provisions in our certificate of incorporation that limit or eliminate the personal liability of our directors. Our certificate of incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breaches of their fiduciary duties as directors, except liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or

•	any transaction from which the director derived an improper personal benefit.

These limitations do not apply to liabilities arising under federal securities laws and do not affect the availability of equitable remedies, including injunctive relief or rescission. If Delaware law is amended to authorize the further elimination or limiting of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law as so amended.

As permitted by Delaware law, our certificate of incorporation also provides that:

•	we will indemnify our directors and officers to the fullest extent permitted by law;

•	we may indemnify our other employees and other agents to the same extent that we indemnify our officers and directors, unless otherwise determined by our board of directors; and

•	we will advance expenses to our directors and officers in connection with legal proceedings to the fullest extent permitted by law.

The indemnification provisions contained in our certificate of incorporation are not exclusive. In addition, we have entered into indemnification agreements with each of our directors and executive officers. Each of these indemnification agreements provides, among other things, that we will indemnify such director or executive officer to the fullest extent permitted by law for claims arising in his or her capacity as a director or executive officer, as applicable, provided that he or she acted in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, our best interests and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. Each of these indemnification agreements provides that in the event that we do not assume the defense of a claim against a director or executive officer, as applicable, we are required to advance his or her expenses in connection with his or her defense, provided that he or she undertakes to repay all amounts advanced if it is ultimately determined that he or she is not entitled to be indemnified by us.

We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we understand that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

In addition, we maintain standard policies of insurance under which coverage is provided to our directors and officers against losses arising from claims made by reason of breach of duty or other wrongful act, and to us with respect to payments which may be made by us to such directors and officers pursuant to the above indemnification provisions or otherwise as a matter of law.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table contains information about our equity compensation plans as of December 31, 2023. As of December 31, 2023, we had four equity compensation plans that have been approved by our stockholders (our 2012 Plan, our 2016 Plan, our 2022 Plan and our 2016 Employee Stock Purchase Plan, or 2016 ESPP), and one equity compensation plan that has not been approved by our stockholders (our 2022 Inducement Stock Incentive Plan, or Inducement Plan).

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	2,934,474	(1)	$31.65	1,428,929	(2)
Equity compensation plans not approved by security holders	320,782	(3)	$46.28	710,392	(4)
Total	3,255,256		$32.70	2,139,321	(5)

(1)

Consists of (i) 53,670 shares to be issued upon exercise of outstanding stock options under our 2012 Plan as of December 31, 2023, (ii) 343,333 shares to be issued upon exercise of outstanding stock options under our 2016 Plan, (iii) 172,977 shares to be issued upon vesting of outstanding restricted stock units under our 2016 Plan, (iv) 1,040,639 shares to be issued upon exercise of outstanding stock options under our 2022 Plan, and (v) 1,323,855 shares to be issued upon vesting of outstanding restricted stock units under our 2022 Plan as of December 31, 2023.

(2)

Consists of (i) 1,170,425 shares that remained available for future issuance under our 2022 Plan as of December 31, 2023, and (ii) 258,504 shares that remained available for future issuance under our 2016 ESPP as of December 31, 2023. No shares remained available for future issuance under the 2012 Plan or 2016 Plan as of December 31, 2023.

(3)

Consists of (i) 36,000 shares to be issued upon exercise of a stock option award granted to Conley Chee on September 27, 2021, as an inducement material to Mr. Chee’s acceptance of employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4), with an exercise price equal to the closing price of our common stock on the date of the grant, that vests over four years with 25% of the shares underlying the option having vested on September 27, 2022, and 1/48th of the original number of shares vesting monthly thereafter, (ii) 75,000 shares to be issued upon exercise of an option award granted to Jason Haas on October 12, 2021, as an inducement material to Mr. Haas’ acceptance of employment with the company in accordance with Nasdaq Listing Rule 5635(c)(4), with an exercise price equal to the closing price of our common stock on the date of the grant, that vests over four years with 25% of the shares underlying the option vesting having vested on October 12, 2022, and 1/48th of the original number of shares vesting monthly thereafter, (iii) and 209,782 shares to be issued upon vesting of outstanding restricted stock units under our Inducement Plan as of December 31, 2023. The options described in clauses (i) and (ii) were granted outside of any of our equity incentive plans.

(4)	Consists of shares that remained available for future issuance under our 2022 Inducement Plan as of December 31, 2023.
(5)

Our 2016 ESPP has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2016 ESPP to be added on the first day of each fiscal year through the 2025 fiscal year, in an amount equal to the least of 117,333 shares of our common stock, 1% of the total number of shares of our common stock outstanding on the first day of the applicable fiscal year and an amount determined by our board of directors. On January 1, 2024, 117,333 additional shares were reserved for issuance under the 2016 ESPP pursuant to this provision.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2023 and discussed them with our management and our independent registered public accounting firm, Ernst & Young LLP.

Our audit committee has also received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to our audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities Exchange Commission.

In addition, Ernst & Young LLP provided our audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023.

By the audit committee of the board of directors of Syros Pharmaceuticals, Inc.

Andrew M. Oh, Chair

Marsha H. Fanucci

Timothy C. Tyson

MATTERS TO BE VOTED ON

Proposal 1: Election of Directors

Our certificate of incorporation provides for a classified board of directors. This means our board of directors is divided into three classes, with each class having as nearly as possible an equal number of directors. The term of service of each class of directors is staggered so that the term of one class expires at each annual meeting of the stockholders.

Our board of directors currently consists of ten members, divided into three classes as follows:

•	Class I is comprised of Andrew M. Oh, Timothy C. Tyson and Peter Wirth, each with a term ending at the 2026 annual meeting of stockholders;

•	Class II is comprised of Srinivas Akkaraju, M.D., Ph.D., Deborah Dunsire, M.D., and Richard A. Young, Ph.D., each with a term ending at the 2024 annual meeting of stockholders; and

•	Class III is comprised of Conley Chee, S. Gail Eckhardt, M.D., Marsha H. Fanucci and Nancy A. Simonian, M.D., each with a term ending at the 2025 annual meeting of stockholders.

At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring. Our board of directors, on the recommendation of our nominating and corporate governance committee, has set the number of directors at ten and nominated Srinivas Akkaraju, M.D., Ph.D., Deborah Dunsire, M.D., and Richard A. Young, Ph.D., for re-election as Class II directors, each with a term ending at the 2027 annual meeting of stockholders.

Unless otherwise instructed in the proxy or unless authority to vote is withheld, all executed proxies will be voted “FOR” the election of each of the Class II director nominees identified above to a three-year term ending at the 2027 annual meeting of stockholders, each to serve until such director’s successor has been duly elected and qualified. Each of the nominees has indicated a willingness to continue to serve as director, if elected. If any nominee should be unable to serve, discretionary authority is reserved for the named proxy holders to vote for a substitute, or to reduce the number of directors to be elected, or both. We do not expect that any of the nominees will be unable to serve if elected.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF SRINIVAS AKKARAJU, M.D., PH.D., DEBORAH DUNSIRE, M.D., AND RICHARD A. YOUNG, PH.D., TO SERVE AS CLASS II DIRECTORS.

Proposal 2: Approval of an Amendment to the Syros Pharmaceuticals, Inc. 2022 Equity Incentive Plan to Increase the Number of Shares of our Common Stock Available for Issuance Thereunder by 1,750,000 Shares

We are seeking stockholder approval of an amendment, or the Amendment, to our 2022 Equity Incentive Plan, or the 2022 Plan, to increase the number of shares of common stock reserved for issuance thereunder by 1,750,000 shares. Throughout this proposal, we refer to the 2022 Plan, as amended by the Amendment, as the Amended Plan.

On March 13, 2024, based on the compensation committee’s recommendation, our board of directors adopted the Amendment, subject to approval from our stockholders at our annual meeting. If the Amendment is approved, the new shares reserved under the Amended Plan would represent approximately 4.5% of our common shares and pre-funded warrants outstanding as of April 5, 2024. We expect that the proposed share increase under the Amendment, together with the number of shares that remain available for issuance under the 2022 Plan, will allow us to continue to grant equity awards (other than to newly hired employees, who will generally receive awards under our 2022 Inducement Plan or otherwise pursuant to the inducement grant exception under Nasdaq Listing Rule 5635(c)(4), in each case, to the extent eligible) at our historic rates for approximately one year, but the actual duration of the share pool may vary based on changes in participation, our stock price and market practice. Other than increasing the share pool under the 2022 Plan by 1,750,000 shares, no other changes are being made to the 2022 Plan pursuant to the Amendment.

If stockholders approve this proposal, the Amendment will become effective as of the date of stockholder approval. We intend to register the additional shares reserved for issuance under the Amended Plan by filing a Registration Statement on Form S-8 as soon as practicable following such approval. If stockholders do not approve this proposal, the Amendment will not take effect and we will continue to administer the 2022 Plan in its current form.

If our stockholders approve the Amendment, subject to adjustment in the event of stock splits and other similar events, awards may be made under the Amended Plan for up to a number of shares of our common stock equal to the sum of (a) 4,750,000 shares of our common stock, plus (b) such additional number of shares of our common stock (up to 1,737,534 shares) as is equal to the sum of:

•	the number of shares of our common stock reserved for issuance under our 2016 Plan that were available for grant immediately prior to the date that the 2022 Plan was approved by our stockholders; and

•

the number of shares of our common stock subject to (i) awards granted under our 2016 Plan and our 2012 Plan that were outstanding as of the date that the 2022 Plan was approved by our stockholders; and (ii) stock options assumed by us pursuant to the Agreement and Plan of Merger, dated as of July 3, 2022, among us, TYME Technologies, Inc. and Tack Acquisition Corp., or the Merger Agreement, and which awards or stock options expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options to any limitations under the Internal Revenue Code of 1986, as amended, or the Code, and any regulations thereunder).

Why You Should Vote for the Amendment

It is Critical to Our Continued Growth by Allowing Us to Continue Recruiting, Incentivizing and Retaining the Best Talent

It is critical to our success that we incentivize, retain and motivate the best talent in what is a tremendously competitive labor market. Our equity compensation program has always been, and will continue to be, a key component in our ability to pay market-competitive compensation to our employees and directors. We believe that our equity-based compensation programs have been integral to our success in the past and are critical to our ability to succeed in the future. If the Amendment is not approved by our stockholders, we will not be able to make long-term equity awards that are sufficient to meet our needs. The inability to make competitive equity awards to retain talented employees in a highly competitive market would likely have an adverse impact on our business and future prospects, including our ability to file a new drug application and successfully launch tamibarotene if the pivotal clinical data we expect in the fourth quarter of 2024 are positive. Further, if the Amendment is not approved, we would likely be forced to increase cash compensation, which would reduce the resources allocated to meeting our clinical, regulatory, commercial and business needs and objectives or force us to raise additional equity capital to meet these objectives, which we do not believe would be as effective or in the best interests of our stockholders. Therefore, the approval of the Amendment is vital to our future success.

It Strengthens Alignment between Employee and Stockholder Interests

We believe that equity compensation is fundamentally performance-based. As the value of our common stock appreciates, our employees receive greater compensation at the same time that our stockholders receive a greater return on their investment. Conversely, if the stock price does not appreciate following the grant of an equity award, then our employees would not realize any compensatory benefit with respect to their stock options and would receive lower than intended compensation with respect to their restricted stock unit, or RSU, awards. Further, during 2023 our board of directors granted RSU awards to our executive officers that vest based on achievement of pre-established clinical and regulatory milestones, thereby furthering our commitment to pay-for-performance and alignment with value creation for our stockholders. The board of directors built upon this approach by granting performance-based awards to all of our employees in early 2024.

We Carefully Manage the Use of Equity Awards and Believe the Size of our Share Reserve is Reasonable

Our compensation philosophy reflects broad-based eligibility for equity awards, and we grant equity awards to all of our employees and non-employee directors. We recognize, however, that these awards dilute existing stockholders and, consequently, we responsibly manage the maintenance and growth of our equity-based compensation programs. We are committed to effectively monitoring the share reserves for our equity compensation plans, including our “overhang” and “burn rate,” to ensure that we maximize stockholder value by granting the appropriate number of shares necessary to attract, reward, and retain employees and non-employee directors in a competitive market for talent. As the tables set forth below indicate, we believe that our “overhang” from equity awards and burn rate are comparable to, if not less than, our peer group of comparable companies with which we compete for talent.

We note that as of April 5, 2024, virtually all of the stock options we have granted have exercise prices substantially greater than the current trading price of our common stock and therefore had no intrinsic value. Thus, a significant portion of the outstanding equity awards that we have granted are not, in fact, currently serving to retain employees, exacerbating our equity compensation needs. Notwithstanding this fact, we have not repriced any stock options or sought to implement an exchange of the “underwater” options. In addition, the number of equity awards outstanding and our three-year burn rate reflects our organizational growth during 2021 and 2022 as we expanded our development capabilities to support multiple clinical assets and began to prepare for potential commercialization of tamibarotene. It also reflects the successful recruitment of several executive officers over the last three years and implementation of a Chief Executive Officer transition in December 2023. With the competition for talent in the current marketplace, we need to be able to offer market-competitive equity awards to existing employees through annual equity grants and employee recognition, retention and promotion grants. Our board of directors, after weighing these considerations, believes the proposed dilution to stockholders as a result of the Amendment is judicious and sustainable and, importantly, critical to meet our business goals.

Equity Awards Outstanding and Overhang

The following table includes information as of April 5, 2024 regarding (i) all of our outstanding equity awards under all of our equity-based compensation plans and arrangements under which shares of our common stock may be issued, including our 2022 Inducement Plan and any other awards granted as an inducement material to certain employees’ acceptance of employment with us in accordance with Nasdaq Listing Rule 5635(c)(4), but excluding our 2016 ESPP, and (ii) the number of shares of our common stock and pre-funded warrants outstanding:

Number of shares underlying outstanding stock options	1,479,059
Weighted average exercise price of outstanding stock options	$30.39
Weighted average remaining contractual term of outstanding stock options	4.5 years
Number of outstanding shares of restricted stock	56,004
Number of outstanding restricted stock units with time-based vesting	1,036,226
Number of outstanding restricted stock units with performance-based vesting (assuming all performance-based vesting conditions are satisfied)	1,533,538
Remaining shares available under the 2022 Plan (assuming all performance-based vesting conditions are satisfied)	105,036
Remaining shares available under the 2022 Inducement Plan	702,555
Estimated total number of shares available for issuance under all equity-incentive plans or arrangements (assuming all performance-based vesting conditions are satisfied)	807,591
Shares requested for approval pursuant to the Amendment	1,750,000
Estimated total number of shares available for issuance under all equity-incentive plans or arrangements (assuming approval of the Amendment and all performance-based vesting conditions are satisfied)	2,557,591
Number of shares of common stock and pre-funded warrants outstanding	39,250,744

As of April 5, 2024, there were no outstanding stock appreciation rights, or SARs, and no other stock-based awards.

Burn Rate

“Burn rate” provides a measure of the potential dilutive impact of our equity award program. The following table includes information regarding “gross burn rate” and “net burn rate” metrics. We define gross burn rate as (i) the number of shares underlying equity awards granted in a given fiscal year, divided by (ii) the weighted average number of shares of common stock and pre-funded warrants outstanding. We define net burn rate as (i) the number of shares underlying equity awards granted in a given fiscal year, minus the number of shares subject to outstanding equity awards forfeited during the fiscal year, divided by (ii) the weighted average number of shares of common stock and pre-funded warrants outstanding. For the purpose of these calculations, we include equity awards granted under all of our equity-based compensation plans or arrangements under which shares of our common stock may be issued, including our 2022 Inducement Plan and any other awards granted as an inducement material to certain employees’ acceptance of employment with us in accordance with Nasdaq Listing

Rule 5635(c)(4), but excluding our 2016 ESPP. The following table shows our gross and net burn rates over the past three fiscal years and the average across those three years:

	FY2021	FY2022	FY2023	Average
Stock options granted	241,745	567,376	54,000	287,707
Restricted stock units granted with time-based vesting	174,753	1,061,595	1,185,936	807,428
Restricted stock units granted with performance-based vesting (assuming all performance-based vesting conditions are satisfied)	—	—	424,700	141,567
Restricted stock awards granted	—	48,000	24,000	24,000
Total awards granted	416,498	1,676,971	1,688,636	1,260,702
Weighted average number of shares of common stock and pre-funded warrants outstanding	6,253,498	12,631,968	28,325,779	15,737,082
Gross burn rate	6.7	13.3	6.0	8.0
Forfeitures	(171,978)	(188,727)	(805,313)	(388,673)
Net Burn Rate	3.9	11.8	3.1	5.5

Equity Compensation Plan Information

For more information on our equity compensation plans, please see the section titled “Securities Authorized for Issuance under Equity Compensation Plans—Equity Compensation Plan Information” contained elsewhere in this proxy statement.

The Amended Plan Reflects Compensation and Governance “Best Practices”

The Amended Plan includes provisions considered “best practice” for compensation and corporate governance purposes and we believe these provisions protect our stockholders’ interests. Other than increasing the share pool under the 2022 Plan by 1,750,000 shares, no other changes are being made to the 2022 Plan pursuant to the Amendment. Accordingly, the following description reflects the terms of both the 2022 Plan and the Amended Plan.

•

No Annual “Evergreen” Provision. The Amended Plan does not include an “evergreen” or other provision that provides for automatic increases in the number of shares of common stock available for grant under the plan. Therefore, our stockholders will have an ongoing say in our equity compensation programs because any increase to the maximum share reserve in the Amended Plan is subject to approval by our stockholders.

•

Minimum Vesting Provisions. The Amended Plan includes a minimum vesting requirement of one year which generally applies to all awards to participants, with the exception of awards for up to 5% of shares of common stock reserved under the Amended Plan.

•

Clawback Policy. In accepting an award under the Amended Plan, a participant agrees to be bound by any clawback policy that we have in effect or may adopt in the future, including our Dodd-Frank Compensation Recovery Policy adopted in compliance with Exchange Act Rule 10D-1 and Nasdaq listing requirements.

•	No Automatic Vesting of Awards on a Change in Control Event. The Amended Plan does not provide for the automatic vesting of awards in connection with a change in control event.

•

No Liberal Share Recycling. The Amended Plan prohibits the re-granting of (i) shares withheld or delivered to satisfy the exercise price of an award or to satisfy tax withholding obligations, (ii) shares that were subject to a SAR and were not issued upon the net settlement or net exercise of such award, or (iii) shares repurchased on the open market using proceeds from the exercise of an award.

•	No Repricing of Stock Options or SARs. The Amended Plan prohibits the direct or indirect repricing of stock options or SARs without stockholder approval.

•

No Discounted Stock Options or SARs. All stock options and SARs must have an exercise or measurement price that is at least equal to the fair market value of the underlying common stock on the date of grant.

•

No Reload Stock Options or SARs. No stock options or SARs granted under the Amended Plan may contain a provision entitling the award holder to the automatic grant of additional stock options or SARs in connection with any exercise of the original stock option or SAR.

•	No Dividend Equivalents on Stock Options or SARs. No stock options or SARs granted under the Amended Plan may provide for the payment or accrual of dividend equivalents.

•

Dividends and Dividend Equivalents on Restricted Stock, Restricted Stock Units and Other-Stock Based Awards Not Paid Until Award Vests. Any dividends or dividend equivalents paid with respect to restricted stock, RSUs or other stock-based awards will be subject to the same restrictions on transfer and forfeitability as the award with respect to which they are paid.

•

Limit on Non-Employee Director Compensation. The maximum aggregate amount of cash and value of awards (calculated based on grant date fair value for financial reporting purposes) granted to any non-employee director in any calendar year may not exceed $750,000 in the case of an incumbent director. However, such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election or appointment. Exceptions to these limitations may only be made by our board of directors in extraordinary circumstances provided that the non-employee director receiving any additional compensation does not participate in the decision to award such compensation.

•

Material Amendments Require Stockholder Approval. Stockholder approval is required prior to an amendment of the Amended Plan that would (i) materially increase the number of shares authorized (other than as provided under the Amended Plan with respect to certain corporate events or substitute awards), (ii) expand the types of awards that may be granted, or (iii) materially expand the class of participants eligible to participate.

•

Administered by an Independent Committee. The Amended Plan is administered by our compensation committee, as delegated by our board of directors. Our compensation committee is made up entirely of independent directors.

Description of the Amended Plan

The following is a brief summary of the Amended Plan. Copies of the 2022 Plan and the Amendment are attached as Appendix A to this proxy statement. References to our board of directors in this summary shall include the compensation committee or any similar committee or sub-committee or the officers of to the extent that our board of directors’ powers or authority under the Amended Plan have been delegated to such committee or officers, in accordance with the Amended Plan. Other than increasing the share pool under the 2022 Plan by 1,750,000 shares, no other changes are being made to the 2022 Plan pursuant to the Amendment. Accordingly, the following description reflects the terms of both the 2022 Plan and the Amended Plan, except with respect to the description of the number of shares that may be issued thereunder.

Types of Awards; Shares Available for Awards; Share Counting Rules

The Amended Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, non-statutory stock options, SARs, restricted stock, RSUs, other stock-based awards and cash awards as described below (collectively, for purposes of this proposal, “awards”).

Subject to adjustment in the event of stock splits, stock dividends and other similar events, awards may be made under the Amended Plan (any or all of which awards may be in the form of incentive stock options) for up to a number of shares of common stock equal to the sum of: (i) 4,750,000 shares of common stock; and (ii) such additional number of shares of common stock (up to 1,737,534 shares) as is equal to the sum of (x) the number of shares of common stock reserved for issuance under the 2016 Plan that remained available for grant immediately prior to the date that our 2022 Plan was approved by stockholders and (y) the number of shares of common stock subject to awards granted under the 2016 Plan and the 2012 Plan that were outstanding as of such date and the number of shares of common stock subject to stock options assumed by us pursuant to the Merger Agreement which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options to any limitations under the Code). Shares of common stock issued under the Amended Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

The Amended Plan provides that the maximum aggregate amount of cash and value of awards (calculated based on grant date fair value for financial reporting purposes) granted to any individual non-employee director in any calendar year may not exceed $750,000 in the case of an incumbent director. However, such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election or appointment. Moreover, fees paid by us on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to a non-employee director as reimbursement of an expense will not count against this limit. Exceptions to this limitation may only be made by our board of directors in extraordinary circumstances provided that any non-employee director receiving additional compensation does not participate in the decision to award such compensation. This limitation does not apply to cash or awards granted to a non-employee director in his or her capacity as an advisor or consultant.

For purposes of counting the number of shares available for the grant of awards under the Amended Plan, all shares of common stock covered by SARs will be counted against the number of shares available for the grant of awards. However, SARs that may be settled only in cash will not be so counted and, to the extent that an RSU award may be settled only in cash, no shares will be counted against the number of shares available for the grant of awards under the Amended Plan. In addition, if we grant a SAR in tandem with a stock option for the same number of shares of common stock and provide that only one such award may be exercised, or tandem SAR, only the shares covered by the stock option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Amended Plan.

Shares covered by awards under the Amended Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of a SAR or an RSU award that was settleable either in cash or in stock actually being settled in cash) will again be available for the grant of awards under the Amended Plan (subject, in the case of incentive stock options, to any limitations under the Code). In the case of the exercise of a SAR, the number of shares counted against the shares available for the grant of awards under the Amended Plan will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.

Shares of our common stock that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase shares of common stock upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will not be added back to the number of shares available for the future grant of awards under the Amended Plan. Shares repurchased by us on the open market using proceeds from the exercise of an award will not increase the number of shares available for future grant of awards under the Amended Plan.

In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our board of directors may grant awards under the Amended Plan in substitution for any stock options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as our board of directors determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the Amended Plan. No such substitute awards shall count against the overall share limit, except as required by reason of Section 422 and related provisions of the Code.

Descriptions of Awards

Stock Options. A participant who is awarded a stock option receives the right to purchase a specified number of shares of common stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the award agreement. A stock option that is not intended to be an “incentive stock option” is a “non-statutory stock option.” Stock options may not be granted at an exercise price that is less than 100% of the fair market value of our common stock on the date of grant. If our board of directors approves the grant of a stock option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of our common stock on that future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to participants who hold more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Under the terms of the Amended Plan, stock options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to participants who hold greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries).

The Amended Plan permits participants to pay the exercise price of stock options using one or more of the following manners of payment: (i) payment by cash or by check, (ii) except as may otherwise be provided in the applicable award agreement or approved by our board of directors, in connection with a “cashless exercise” through a broker, (iii) to the extent provided in the applicable award agreement or approved by our board of directors, and subject to certain conditions, by delivery to us (either by actual delivery or attestation) of shares of our common stock owned by the participant valued at their fair market value, (iv) to the extent provided in an applicable non-statutory stock option award agreement or approved by our board of directors, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of our common stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the stock option being exercised divided by the fair market value of our common stock on the date of exercise, (v) to the extent permitted by applicable law and provided for in the applicable award agreement or approved by our board of directors, by any other lawful means, or (vi) by any combination of these forms of payment. No stock option granted under the Amended Plan may contain a provision entitling the participant to the automatic grant of additional stock options in connection with any exercise of the original stock option. No stock options granted under the Amended Plan may provide for the payment or accrual of dividend equivalents.

Stock Appreciation Rights. A participant who is awarded a SAR receives, upon exercise, a number of shares of common stock, or cash (or a combination of shares of common stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price. The Amended Plan provides that the measurement price of a SAR may not be less than 100% of the fair market value of our common stock on the date the SAR is granted (provided, however, that if our board of directors approves the grant of a SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years. No SARs granted under the Amended Plan may contain a provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR. No SARs granted under the Amended Plan may provide for the payment or accrual of dividend equivalents.

Limitation on Repricing of Stock Options or SARs. With respect to stock options and SARs, unless such action is approved by our stockholders or otherwise permitted under the terms of the Amended Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding stock option or SAR granted under the Amended Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding stock option or SAR, (ii) cancel any outstanding stock option or SAR (whether or not granted under the Amended Plan) and grant in substitution therefor new awards under the Amended Plan (other than certain substitute awards issued in connection with a merger or consolidation of an entity with us or an acquisition by us, described above) covering the same or a different number of shares of our common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled stock option or SAR, (iii) cancel in exchange for a cash payment any outstanding stock option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock, or (iv) take any other action under the Amended Plan that constitutes a “repricing” within the meaning of the rules of The Nasdaq Stock Market or any other exchange or marketplace on which our stock is listed or traded.

Restricted Stock Awards. A participant who is granted a restricted stock award is entitled to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends (whether paid in cash, stock or property) declared and paid by us with respect to shares of restricted stock will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. No interest will be paid on unvested dividends.

Restricted Stock Unit Awards. A participant who is granted an RSU award is entitled to receive shares of our common stock, or cash equal to the fair market value of such shares or a combination thereof, in the event that the conditions specified in the applicable award are satisfied, with such shares to be delivered at the time such award vests or on a deferred basis pursuant to the terms and conditions established by our board of directors. Our board of directors may provide that settlement of RSUs will be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. An RSU award agreement may provide the applicable participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our common stock. Any such dividend equivalents may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded. No interest will be paid on dividend equivalents.

Other Stock-Based Awards. Under the Amended Plan, our board of directors may grant other awards of shares of common stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property, having such terms and conditions as our board of directors may determine. We refer to these types of awards as other stock-based awards. Other stock-based awards may be available as a form of payment in settlement of other awards granted under the Amended Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other stock-based awards may be paid in shares of our common stock or in cash, as our board of directors may determine. The award agreement of an other stock-based award may provide the participant who receives such award with the right to receive dividend equivalents. Dividend equivalents may be settled in cash and/or shares of common stock and will be subject to the same restrictions on transfer and forfeitability as the other stock-based award with respect to which they are awarded. No interest will be paid on dividend equivalents.

Cash Awards. Under the Amended Plan, our board of directors has the right to grant cash-based awards including awards subject to performance conditions.

Performance Conditions. Awards under the Amended Plan may be made subject to the achievement of performance goals. Our board of directors may specify that the degree of granting, vesting and/or payout of any award subject to performance-based vesting conditions will be subject to the achievement of one or more of the following performance measures established by our board of directors, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following measures (and which may be determined pursuant to GAAP or on a non-GAAP basis, as determined by our board of directors): (i) the entry into an arrangement or agreement with a third party for the development, commercialization, marketing or distribution of products, services or technologies, or for conducting a research program to discover and develop a product, service or technology, and/or the achievement of milestones under such arrangement or agreement, including events that trigger an obligation or payment right; (ii) achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies; (iii) the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development; (iv) the entry into or completion of a phase of clinical development for any product, service or technology, such as the entry into or completion of Phase 1, 2 and/or 3 clinical trials; (v) the consummation of debt or equity financing transactions, or acquisitions of business, technologies and assets; (vi) new product or service releases; (vii) the achievement of qualitative or quantitative performance measures set forth in operating plans approved by our board of directors from time to time; (viii) specified levels of product sales, net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment; (ix) improvement of financial ratings; (x) achievement of balance sheet or income statement objectives; (xi) total stockholder return or stock price; (xii) other comparable measures of financial and operational performance; and/ or (xiii) any other measure selected by our board of directors. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. our board of directors may specify that such performance measures will be adjusted to exclude any one or more of: (I) extraordinary items; (II) gains or losses on the dispositions of discontinued operations; (III) the cumulative effects of changes in accounting principles; (IV) the write-down of any asset; (V) fluctuation in foreign currency exchange rates; (VI) charges for restructuring and rationalization programs; (VII) non-cash, mark-to-market adjustments on derivative instruments; (VIII) amortization of purchased intangibles; (IX) the net impact of tax rate changes; (X) non-cash asset impairment charges; (XI) gains on extinguishment of the tax receivable agreement; and (XII) any other factors as our board of directors may determine. Such performance measures: (A) may vary by participant and may be different for different awards; (B) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and (C) may cover such period as may be specified by our board of directors. Our board of directors will have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting us or our financial statements, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. Our board of directors may adjust the cash or number of shares payable pursuant to a performance award, and our board of directors may, at any time, waive the achievement of the applicable performance measures. Notwithstanding its designation as a performance award, no stock option or SAR will provide for the payment or accrual of dividend equivalents, any dividends declared and paid by us with respect to shares of restricted stock will be subject to the same dividend rules for restricted stock awards not designated as a performance award and any right to receive dividend equivalents on an award of RSUs and other stock-based awards will be subject to the same dividend equivalent rules for such awards that are not designated as a performance award.

Eligibility to Receive Awards

All of our employees, officers, and non-employee directors, as well as our consultants and advisors, are eligible to receive awards under the Amended Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.

As of April 5, 2024, approximately 85 persons were eligible to receive awards under the Amended Plan, including all three of our named executive officers who are current employees, the two other executive officers who are not named executive officers (both of whom are also current employees), 61 employees who are not executive officers, nine non-employee directors, and ten active consultants.

Transferability of Awards

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by a participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, except with respect to awards that are subject to Section 409A of the Code and incentive stock options, our board of directors may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if we would be eligible to use a registration statement on Form S-8 under the Securities Act for the registration of the sale of common stock subject to such award to the proposed transferee. Further, we are not required to recognize any such permitted transfer until such time as the permitted transferee has, as a condition to the transfer, delivered to us a written instrument in form and substance satisfactory to us confirming that such transferee will be bound by all of the terms and conditions of the award. None of the restrictions described in this paragraph prohibit a transfer from the participant to us.

No Rights as a Stockholder; Clawback

No participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of our common stock to be distributed with respect to an award granted under the Amended Plan until becoming a record holder of such shares, subject to the terms of an award agreement. In accepting an award under the Amended Plan, a participant agrees to be bound by any clawback policy that we have in effect or may adopt in the future, including our Dodd-Frank Compensation Recovery Policy.

Awards Granted Under 2022 Plan

The following table sets forth information about equity awards granted under the 2022 Plan since adoption of the 2022 Plan through April 5, 2024 to the individuals and groups described in the below table.

Name and Position	Number of Shares of Common Stock Underlying Stock Options Granted (#)	Number of Shares of Common Stock Underlying Restricted Stock Units Granted (#)	Number of Shares of Common Stock Underlying Restricted Stock Granted (#)
Conley Chee, President and Chief Executive Officer	44,500	404,960	—
David A. Roth, M.D., Chief Medical Officer	49,750	172,450	—
Jason Haas, Chief Financial Officer	49,750	172,450	—
Nancy A. Simonian, M.D., Former President and Chief Executive Officer	115,000	317,650	—
Eric R. Olson, Ph.D., Former Chief Scientific Officer	44,500	104,000	—
All current executive officers as a group	188,500	1,073,260	—
All current directors who are not executive officers as a group	162,000	36,000	72,000
Each nominee for election as a director	54,000	24,000	12,000
Each associate of any of such directors, executive officers or nominees	—	—	—
Each other person who received or is to receive 5 percent of such stock options, warrants or rights	—	—	—
All employees, including all current officers who are not executive officers, as a group	500	1,823,184	—

On April 5, 2024, the last reported sale price of our common stock on The Nasdaq Stock Market was $4.67.

New Plan Benefits Table

The granting of awards under the Amended Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group, other than as set forth below.

Name and Position	Dollar Value	Number of Shares of Common Stock Underlying Stock Option Awards (#)	Number of Shares of Common Stock Underlying Restricted Stock or Restricted Stock Unit Awards (#)
Peter Wirth, Chair of the Board of Directors	—	6,000	4,000
Srinivas Akkaraju, M.D., Ph.D., Director	—	6,000	4,000
Deborah Dunsire, M.D., Director	—	6,000	4,000
S. Gail Eckhardt, M.D., Director	—	6,000	4,000
Marsha H. Fanucci, Director	—	6,000	4,000
Andrew M. Oh, Director	—	6,000	4,000
Nancy A. Simonian, M.D., Director	—	6,000	4,000
Timothy C. Tyson, Director	—	6,000	4,000
Richard A. Young, Ph.D., Director	—	6,000	4,000
All current executive officers as a group	—	—	—
All current directors who are not executive officers as a group(1)	—	54,000	36,000
All employees, including all current officers who are not executive officers, as a group	—	—	—

(1)

Represents the annual awards to be granted in 2024 to each non-employee director who has served on our board of directors for at least six months. The value of each equity award to be granted under this policy will be determined using the same method we use to calculate the grant-date fair value of such awards in our financial statements included in our 2023 Annual Report. Excludes (i) awards that the non-employee directors will be entitled to receive under the current director compensation program for subsequent years following 2024 and (ii) any discretionary awards that any non-employee director may be awarded under the Amended Plan. Under the current director compensation program, (i) upon initial election to our board of directors, we grant each non-employee director an initial equity award comprised of a stock option to purchase 12,000 shares of our common stock and a restricted stock or restricted stock unit award (the form of such award being at the election of the director) for 8,000 shares of our common stock, and (ii) immediately following each annual meeting of stockholders, we grant each non-employee director a stock option to purchase 6,000 shares of common stock and a restricted stock or restricted stock unit award (the form of such award being at the election of the director) for 4,000 shares of our common stock.

Administration

The Amended Plan will be administered by our board of directors. Our board of directors has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended Plan that it deems advisable and to construe and interpret the provisions of the Amended Plan and any award agreements entered into under the Amended Plan. Our board of directors may correct any defect, supply any omission or reconcile any inconsistency in the Amended Plan or any award. All actions and decisions by our board of directors with respect to the Amended Plan and any awards made under the Amended Plan will be made in our board of directors’ discretion and will be final and binding on all persons having or claiming any interest in the Amended Plan or in any award.

Pursuant to the terms of the Amended Plan, our board of directors may delegate any or all of its powers under the Amended Plan to one or more committees or subcommittees of our board of directors. Our board of directors has authorized our compensation committee to administer certain aspects of the Amended Plan. Awards granted to non-employee directors must be granted and administered by a committee of our board of directors, all of the members of which are independent directors as defined by Section 5605(a)(2) of the Nasdaq Marketplace Rules. Subject to any requirements of applicable law, our board of directors may delegate to one or more officers the power to grant awards (subject to any limitations under the Amended Plan) to employees or officers and to exercise such other powers under the Amended Plan as our board of directors may determine, provided that, our board of directors shall fix the terms of awards to be granted by such officers, the maximum number of shares subject to awards that the officers may grant, and the time period in which such awards may be granted; and provided further, that no officer shall be authorized to grant awards to any “executive officer” (as defined by Rule 3b-7 under the Exchange Act or to any “officer” (as defined by Exchange Act Rule 16a-1(f)).

Subject to applicable limitations contained in the Amended Plan, our board of directors, our compensation committee, or any other committee or subcommittee or officer to whom our board of directors has delegated authority pursuant to the Amended Plan, as the case may be, selects the recipients of awards and determines (i) the number of shares of common stock, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards become exercisable or otherwise vest, (ii) the exercise or measurement price of awards, if any, and (iii) the duration of awards.

Except as otherwise provided in the Amended Plan, each award under the Amended Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our board of directors need not treat participants uniformly. Our board of directors will determine the effect on an award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights or receive any benefits under an award.

Our board of directors may at any time provide that any award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be. Subject to the preceding sentence, no award under the Amended Plan shall vest earlier than the first anniversary of its date of grant, unless such award is granted in lieu of salary, bonus or other compensation otherwise earned by or payable to the participant; provided, that, such limitation will not apply to awards granted, in the aggregate, for up to 5% of the maximum number of authorized shares under the Amended Plan.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our board of directors, to (i) the number and class of securities available under the Amended Plan, (ii) the share counting rules set forth in the Amended Plan, (iii) the number and class of securities and exercise price per share of each outstanding stock option, (iv) the share- and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of restricted stock, and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU award and each outstanding other stock-based award. In the event we effect a split of our common stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding stock option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then a participant who exercises a stock option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of common stock acquired upon such stock option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

We will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the Amended Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our board of directors’ approval) arising out of any act or omission to act concerning the Amended Plan unless arising out of such person’s own fraud or bad faith.

Amendment of Awards. Except as otherwise provided under the Amended Plan with respect to repricing outstanding stock options or SARs and with respect to amendments to the Amended Plan, our board of directors may amend, modify or terminate any outstanding award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a non-statutory stock option, provided that the participant’s consent to any such action will be required unless our board of directors determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the Amended Plan or the change is otherwise permitted under the terms of the Amended Plan in connection with certain corporate events.

Reorganization Events

The Amended Plan contains provisions addressing the consequences of any reorganization event. A reorganization event is defined under the Amended Plan as (a) any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (b) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (c) our liquidation or dissolution.

Provisions Applicable to Awards Other than Restricted Stock. Under the Amended Plan, if a reorganization event occurs, our board of directors may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted stock on such terms as our board of directors determines (except to the extent specifically provided otherwise in an applicable award agreement or another agreement between a participant and us): (1) provide that such awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (2) upon written notice to a participant, provide that all of the participant’s unvested awards will be forfeited immediately before the reorganization event and/or that all of the participant’s unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (3) provide that outstanding awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an award shall lapse, in whole or in part prior to or upon such reorganization event, (4) in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, or the Acquisition Price, make or provide for a cash payment to participants with respect to each award held by a participant equal to (A) the number of shares of common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, provided, that if the Acquisition Price per share (as determined by our board of directors) does not exceed the exercise price of the award, then the award will be cancelled without any payment of consideration, (5) provide that, in connection with our liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (6) any combination of the foregoing.

Our board of directors is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically. Certain RSU awards that are subject to Section 409A of the Code will be settled in accordance with the terms of the applicable award agreement or as otherwise specified in the Amended Plan. Our board of directors, with reasonable notice to participants holding stock options or SARs, may impose a limitation on the ability of these participants to exercise their awards for the minimum number of days prior to the closing of the reorganization event as is reasonably necessary to facilitate the orderly closing of the reorganization event.

Provisions Applicable to Restricted Stock. Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless our board of directors determines otherwise, apply to the cash, securities or other property which common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, our board of directors may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted stock or any other agreement between a participant and us, either initially or by amendment or provide for forfeiture of such restricted stock if issued at no cost. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted stock or any other agreement between the participant and us, all restrictions and conditions on all restricted stock then outstanding shall automatically be deemed terminated or satisfied.

Provisions for Foreign Participants

Our board of directors may establish one or more sub-plans under the Amended Plan to satisfy applicable securities, tax or other laws of various jurisdictions. Our board of directors will establish such sub-plans by adopting supplements to the Amended Plan containing any limitations on our board of directors’ discretion under the Amended Plan and any additional terms and conditions not otherwise inconsistent with the Amended Plan as our board of directors deems necessary or desirable. All supplements adopted by our board of directors will be deemed to be part of the Amended Plan, but each supplement will only apply to participants within the affected jurisdiction.

Tax Withholding

The participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before we will deliver stock certificates or otherwise recognize ownership of common stock under an award. We may elect to satisfy the withholding obligations through additional withholding on salary or wages. If we elect not to or cannot withhold from other compensation, the participant must pay us the full amount, if any, required for withholding or have a broker tender to us cash equal to the withholding obligations. Payment of withholding obligations is due before we will issue any shares on exercise, vesting or release from forfeiture of an award or at the same time as payment of the exercise or purchase price, unless we determine otherwise. If provided for in an award or approved by our board of directors, a participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of our common stock, including shares retained from the award creating the tax obligation, valued at their fair market value. However, except as otherwise provided by our board of directors, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed our minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that we are able to retain shares of common stock having a fair market value that exceeds the statutory minimum applicable withholding tax without financial accounting implications or we are withholding in a jurisdiction that does not have a statutory minimum withholding tax, we may retain such number of shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax) as we shall determine to be necessary to satisfy the tax liability associated with any award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Amendment or Termination of Plan

No award may be granted under the Amended Plan after September 14, 2032, but awards previously granted may extend beyond that date. Our board of directors may amend, suspend or terminate the Amended Plan or any portion of the Amended Plan at any time, except that (i) no amendment may be made to the plan to permit a stock option or SAR to be repriced without stockholder approval and (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which we maintain our primary listing may be made effective unless and until such amendment has been approved by our stockholders. If the national securities exchange on which we maintain our primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if our common stock is not then listed on any national securities exchange), no amendment of the Amended Plan materially increasing the number of shares authorized under the plan (other than as provided under the Amended Plan with respect to certain corporate events or substitute awards), expanding the types of awards that may be granted under the plan or materially expanding the class of participants eligible to participate in the plan will be effective unless and until our stockholders approve such amendment. If at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, our board of directors may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Amended Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all awards outstanding under the Amended Plan at the time the amendment is adopted, provided that our board of directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the Amended Plan. No award will be made that is conditioned on stockholder approval of any amendment to the Amended Plan unless the award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date the award was granted and (ii) it may not be exercised or settled (or otherwise result in the issuance of shares of our common stock) prior to the receipt of such stockholder approval.

If our stockholders do not approve the Amendment, the Amendment will not go into effect, and we will not grant additional awards under the 2022 Plan in excess of the current share reserve. In this event, our board of directors will consider whether to adopt alternative arrangements based on its assessment of our needs.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Amended Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or 50% or majority-owned corporate subsidiary at all times beginning with the stock option grant date and ending three months before the date the participant exercises the stock option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the stock option was granted and more than one year after the stock option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a “disqualifying disposition” and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Non-statutory Stock Options. A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the stock option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make a timely Section 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units. A participant will not have income upon the grant of an RSU. A participant is not permitted to make an election under Section 83(b) of the Code with respect to an RSU award. When the shares or common stock are delivered with respect to the RSUs (which may be upon vesting or may be at a later date), the participant will have income on the date of delivery in an amount equal to the fair market value of the stock on such date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the delivery date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any other stock-based award granted under the Amended Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to us. There will be no tax consequences to us except that we will be entitled to a federal income tax deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.

THE SYROS BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SYROS STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE SYROS PHARMACEUTICALS, INC. 2022 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER BY 1,750,000 SHARES.

Proposal 3: Approval of an Amendment to the Syros Pharmaceuticals, Inc. Restated Certificate of Incorporation, as Amended, to (i) Increase the Number of Authorized Shares of Our Capital Stock From 80,000,000 Shares to 150,000,000 Shares, and (ii) Increase the Number of Authorized Shares of our Common Stock from 70,000,000 Shares to 140,000,000 Shares

Background

We are asking our stockholders to approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our capital stock and our common stock. Our authorized capital stock presently consists of 70,000,000 shares of common stock, $0.001 par value per share, or our common stock, and 10,000,000 shares of preferred stock, $0.001 par value per share, or our preferred stock. On March 13, 2024, our board of directors approved, subject to stockholder approval, an amendment to our Restated Certificate of Incorporation to (i) increase the number of authorized shares of capital stock from 80,000,000 shares to 150,000,000 shares and (ii) increase the number of authorized shares of our common stock from 70,000,000 shares to 140,000,000 shares. The proposed amendment to our Restated Certificate of Incorporation would not increase or otherwise affect our authorized preferred stock.

As of April 5, 2024, out of the 70,000,000 shares of common stock presently authorized, 11,492,040 shares remained available for future issuance and 58,507,960 shares were issued or reserved for issuance as follows:

•	26,728,337 shares of common stock were issued and outstanding (no shares were held in treasury and there were no shares of preferred stock issued or outstanding);

•	2,569,764 shares of common stock were issuable upon vesting of outstanding restricted stock units pursuant to our 2016 Plan, our 2022 Plan and our 2022 Inducement Plan;

•	1,479,059 shares of common stock were issuable upon exercise of outstanding stock options pursuant to our 2012 Plan, our 2016 Plan, our 2022 Plan, and outside of our equity incentive plans;

•

an aggregate of 105,036 shares, 702,555 shares, and 258,504 shares of common stock were reserved for future grants or purchases under our 2022 Plan, our 2022 Inducement Plan and 2016 ESPP, respectively; and

•	26,664,705 shares of common stock are issuable upon the exercise of outstanding warrants and pre-funded warrants to purchase shares of our common stock.

In addition, if Proposal 2 (Approval of an Amendment to the Syros Pharmaceuticals, Inc. 2022 Equity Incentive Plan to Increase the Number of Shares of our Common Stock Available for Issuance Thereunder by 1,750,000 Shares) is approved, we will be required to reserve 1,750,000 additional shares of common stock for future issuance under the Amended Plan (as further described under “Description of the Amended Plan – Types of Awards; Shares Available for Awards; Share Counting Rules” on page 46 above).

Overview of the Proposed Amendment

A copy of the amendment to our Restated Certificate of Incorporation is attached as Appendix B to this proxy statement. The proposed amendment provides that the first sentence of Article Fourth of our Restated Certificate of Incorporation be deleted in its entirety and replaced by the following:

“FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 150,000,000 shares, consisting of (i) 140,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”) and (ii) 10,000,000 shares of Preferred Stock,$0.001 par value per share (“Preferred Stock”).”

The proposed amendment, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment of our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Our board of directors reserves the right, notwithstanding stockholder approval and without further action by stockholders, to elect not to proceed with the proposed amendment if the board of directors determines that the proposed amendment is no longer in our best interests and the best interests of our stockholders.

If our stockholders approve the proposed amendment, subject to the discretion of our board of directors, we intend to file the Certificate of Amendment of our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable after the annual meeting.

Rationale for the Proposed Amendment

Over the past several years, we have used shares of our common stock to, among other things, engage in financings, acquire additional potentially value-generating assets, incentivize and compensate employees and other service providers and for other general corporate purposes. Our board of directors believes that it is in the best interests of our company to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning for potential business needs. The increase in the number of authorized but unissued shares of common stock would enable us, without the expense and delay of seeking stockholder approval, to issue shares from time to time as may be required for proper business purposes.

We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:

•	licenses, partnerships, collaborations and other similar transactions;

•	our equity incentive plans;

•	financing transactions, such as public or private offerings of common stock or convertible securities;

•	strategic investments and transactions; and

•	other corporate purposes that have not yet been identified.

At this time, we do not have any plans, proposals or arrangements, written or oral, to issue any of the proposed additional authorized shares of common stock for general corporate or any other purposes. However, our board of directors believes that the availability of additional authorized shares of our common stock will afford us needed flexibility in acting upon financing transactions to strengthen our financial position and/or engaging in strategic activities without using cash. Unless required by applicable law or stock exchange rules, no further vote of the holders of common stock will be required with respect to any such transaction.

Potential Effects of the Proposed Amendment

The additional shares of common stock for which authorization is sought would be identical in powers, privileges and rights to the shares of common stock that are now authorized. Holders of common stock do not have preemptive rights to subscribe to additional securities that we may issue.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of the company than they presently own.

Our board of directors has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE SYROS PHARMACEUTICALS, INC. RESTATED CERTIFICATE OF INCORPORATION TO (I) INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK FROM 80,000,000 SHARES TO 150,000,000 SHARES, AND (II) INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 70,000,000 SHARES TO 140,000,000 SHARES.

Proposal 4: Approval of an Amendment to our Restated Certificate of Incorporation, as Amended, to reflect New Delaware Law Provisions Regarding Officer Exculpation

We are asking our stockholders to approve an amendment to our Restated Certificate of Incorporation to update our existing director exculpation provision to include certain of our senior corporate officers. Article Seventh of our Restated Certificate of Incorporation currently provides for exculpation of directors in certain circumstances pursuant to and consistent with Section 102(b)(7) of the Delaware General Corporation Law, or the DGCL. Effective August 1, 2022, that provision of the DGCL was amended to permit eliminating or limiting monetary liability for certain senior corporate officers in limited circumstances. On March 13, 2024, our board of directors approved, subject to stockholder approval, an amendment to our Restated Certificate of Incorporation to update the exculpation provision as described below.

Overview of the Proposed Amendment

Consistent with Delaware law, the proposed amendment to our Restated Certificate of Incorporation relating to officers is more limited in scope than the existing director exculpation provision and only permits exculpation of officers for certain direct claims. Further, the proposed amendment does not permit officers to be exculpated for liability arising out of:

•	claims brought by us;

•	claims brought by stockholders in our name (derivative claims);

•	breaches of the duty of loyalty to us or our stockholders;

•	acts or omissions not in good faith;

•	acts or omissions that involve intentional misconduct;

•	acts or omissions that involve a knowing violation of law; or

•	any transaction in which the officer derived an improper personal benefit.

In accordance with the recent amendment to Delaware law, the officers who will be covered by the expanded exculpation provision include our president; chief executive officer; chief financial officer; chief legal officer; controller; treasurer; or chief accounting officer; any officer who is or was identified in our public filings with the SEC as one of the most highly compensated executive officers; and any officers who consent to being identified as an officer for purposes of service of process, at any time during the course of conduct alleged in the action or proceeding to be wrongful.

A copy of the amendment to our Restated Certificate of Incorporation is attached as Appendix C to this proxy statement. The proposed amendment provides that Article Seventh of our Restated Certificate of Incorporation be deleted in its entirety and replaced by the following (which is marked to show changes from the current director exculpation provision):

SEVENTH: ~~Except to~~To the fullest extent ~~that~~permitted by the General Corporation Law of the State of Delaware ~~prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty~~, no director or officer of the Corporation shall be personally liable to the Corporation (in the case of directors) or its stockholders (in the case of directors and officers) for monetary damages for any breach of fiduciary duty as a director~~, notwithstanding any provision of law imposing such liability~~ or officer. No amendment ~~to or~~, repeal or elimination of this provision shall apply to or have any effect on ~~the liability or alleged liability of any director of the Corporation for or~~its application with respect to any ~~acts or omissions of such~~act or omission of a director or officer occurring ~~prior to~~before such amendment~~or~~, repeal or elimination. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

The proposed amendment, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment of our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Our board of directors reserves the right, notwithstanding stockholder approval and without further action by stockholders, to elect not to proceed with the proposed amendment if the board of directors determines that the proposed amendment is no longer in our best interests and the best interests of our stockholders.

If our stockholders approve the proposed amendment, subject to the discretion of our board of directors, we intend to file the Certificate of Amendment of our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable after the annual meeting.

Rationale for the Proposed Amendment

The State of Delaware, which is our state of incorporation, enacted legislation in August 2022 that authorizes Delaware corporations to limit the liability of certain of their officers in the limited circumstances described above. As a result of this development, we propose expanding our existing director exculpation provision to cover officers to the extent now permitted by Delaware law.

Our board of directors’ rationale for recommending this amendment is to balance stockholders’ interest in accountability with their interest in us being able to attract and retain the highest quality officers and avoiding litigation abuse resulting from the current disparity that exists in the treatment of directors, who oversee and are ultimately accountable for corporate actions, and the officers who execute those actions on behalf of the board of directors.

Our board of directors considered that the role of directors and officers requires them to make decisions on crucial matters in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of the absence of any underlying merit. This amendment will better align the protections available to our officers with those currently available to our directors and avoid an emerging practice among plaintiff’s lawyers of adding officers to direct claims relating to the duty of care in M&A-related and other litigation so that claims against the officers continue even when identical claims against directors are dismissed. The board of directors believes that limiting concern about personal liability will empower officers to best exercise their business judgment in furtherance of stockholder interests without the distraction of potentially being subject to claims following actions taken in good faith.

In addition, we expect other companies with which we compete for employees to adopt exculpation clauses that limit the personal liability of officers as now permitted by the DGCL. The board of directors believes that failing to adopt the proposed amendment may impact the recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the company as compared to serving as an officer at another company that does exculpate officers.

Further, our board of directors noted that the proposed provision would not eliminate stockholders’ right to pursue derivative claims relating to alleged breaches of the duty of care or limit our ability to bring claims against officers. Therefore, taking into account the narrow class and type of claims for which officers’ liability would be exculpated, our board of directors believes the proposed amendment would enhance the ability to attract and retain talented officers, potentially reduce litigation costs associated with frivolous lawsuits, and more generally align the protections available to our officers with those currently available to our directors.

Based on the above, our board of directors determined that it is in the best interests of the company and its stockholders to amend our Restated Certificate of Incorporation as described in this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION.

Proposal 5: Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024

Our audit committee has appointed the firm of Ernst & Young LLP, or E&Y, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2024. Although stockholder approval of our audit committee’s appointment of E&Y is not required by law, our board of directors believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the annual meeting, our audit committee will reconsider its appointment of E&Y. E&Y has no direct or indirect material financial interest in our company or our subsidiaries. Representatives of E&Y are expected to attend the virtual annual meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Audit Fees and Services

E&Y was our independent registered public accounting firm for the years ended December 31, 2023 and December 31, 2022. The following table summarizes the fees of E&Y billed to us for each of the last two fiscal years. All such services and fees were pre-approved by our audit committee in accordance with the “Pre-Approval Policies and Procedures” described below.

Fee Category	2023	2022
Audit Fees(1)	$800,921	$825,843
Audit-Related Fees	—	—
Tax Fees (2)	192,226	120,896
All Other Fees(3)	3,540	2,000

Total Fees	$953,024	$948,739

(1)

“Audit Fees” consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, our acquisition of Tyme Technologies, Inc. and concurrent private placement completed in September 2022, our underwritten offering completed in December 2023, and other professional services provided in connection with regulatory filings or engagements.

(2)	“Tax Fees” consist of fees for professional services, including tax consulting and compliance performed by E&Y.
(3)	“All Other Fees” consist of database subscription fees paid to E&Y.

Pre-Approval Policies and Procedures

Our audit committee has adopted procedures requiring the pre-approval of all non-audit services performed by our independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is to be reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the audit committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services. The audit committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management. Our audit committee has delegated authority to the committee chair to pre-approve any audit or non-audit service to be provided to us by our independent registered public accounting firm provided that the fees for such services do not exceed $100,000. Any approval of services by the committee chair pursuant to this delegated authority must be reported to the audit committee at the next meeting of the committee.

The standard applied by the audit committee, or the chair of the audit committee, in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

Proposal 6: Advisory Vote on the Compensation Paid to Named Executive Officers

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, which added Section 14A to the Securities Exchange Act of 1934, or the Exchange Act. Our executive compensation program is designed to reward value creation for stockholders and to attract, motivate, and retain our executive officers, who are critical to our success. Under this program, our named executive officers are rewarded for the achievement of our short- and long-term strategic and financial goals, which we believe serves to enhance short- and long-term value creation for our stockholders. The program contains elements of cash and equity-based compensation and is designed to align the interests of our executives with those of our stockholders and paying for performance.

The section of this proxy statement titled “Executive and Director Compensation” beginning on page 22 including “Narrative Disclosure to Summary Compensation Table,” describes in detail our executive compensation program and the decisions made by our compensation committee. Our executive compensation program rewards value creation for stockholders and progress towards achieving our mission and that promotes company performance. At the same time, we believe our program does not encourage excessive risk-taking by management. While we do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation, we generally strive to provide our named executive officers with a mix of short-term and long-term performance-based incentives to encourage consistently strong performance, and our board of directors believes that this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time.

Our board of directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by the company or the board of directors (or any committee thereof), create or imply any change to the fiduciary duties of the company or the board of directors (or any committee thereof), or create or imply any additional fiduciary duties for the company or the board of directors (or any committee thereof). However, our compensation committee and board of directors value the opinions expressed by our stockholders in their vote on this proposal and intend to consider carefully the outcome of the vote when making future compensation decisions for named executive officers.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS BY VOTING “FOR” THIS PROPOSAL.

STOCK OWNERSHIP AND REPORTING

Security Ownership of Certain Beneficial Owners and Management

Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our common stock as of April 5, 2024 by:

•	each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock;

•	each of our current directors;

•	our named executive officers; and

•	all of our current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Percentage of beneficial ownership is based on 26,728,337 shares of our common stock outstanding as of April 5, 2024. In addition, shares of common stock subject to options or other rights currently exercisable, or exercisable within 60 days of April 5, 2024, are deemed outstanding and beneficially owned for the purpose of computing the percentage beneficially owned by (i) the individual holding such options, warrants or other rights (but not any other individual) and (ii) the directors and executive officers as a group. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Syros Pharmaceuticals, Inc., 35 CambridgePark Drive, 4th Floor, Cambridge Massachusetts 02140.

							Total Beneficial Ownership
Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		+	Common Stock Underlying Options and Other Rights Acquirable Within 60 Days		=	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Entities affiliated with Bain Capital Life Sciences, L.P.	1,230,857	(1)		1,599,048	(2)		2,829,905	9.99%
Entities affiliated with Avidity Capital Partners	1,673,538	(3)		1,107,235	(4)		2,780,773	9.99%
Deep Track Biotechnology Master Fund, Ltd.	—			2,966,515	(5)		2,966,515	9.99%
Entities affiliated with Invus Public Equities, L.P.	2,505,013	(6)		183,477	(7)		2,688,490	9.99%
Adage Capital Partners LP	2,017,914	(8)		724,638	(9)		2,742,552	9.99%
Samsara BioCapital, L.P.	1,786,427	(10)		707,114	(11)		2,493,541	9.09%
Entities affiliated with Blue Owl Capital Holdings LP	1,493,252	(12)		531,914	(13)		2,025,166	7.43%
Entities affiliated with Point72 Asset Management, L.P.	1,471,771	(14)		—			1,471,771	5.51%
Named Executive Officers and Directors
Conley Chee	22,504			51,868			74,372	*	%
David A. Roth, M.D.	—			94,675			94,675	*	%
Jason Haas	24,552			80,328			104,880	*	%
Nancy A. Simonian, M.D.	147,658	(15)		116,490			264,148	*	%
Eric R. Olson, Ph.D.	28,152			—			28,152	*	%
Srinivas Akkaraju, M.D., Ph.D.	1,789,093	(18)		729,430	(19)		2,518,523	9.17%
Deborah Dunsire, M.D.	8,000			21,526			29,526	*	%
S. Gail Eckhardt, M.D.	12,000			23,666			35,666	*	%
Marsha H. Fanucci	12,000			28,882			40,882	*	%
Andrew M. Oh	12,000			16,666			28,666	*	%
Timothy C. Tyson	29,189			31,988			61,177	*	%
Peter Wirth	12,000			26,316			38,316	*	%
Richard A. Young, Ph.D.	38,837			27,416			66,253	*	%
All Current Executive Officers and Directors as a Group (14 persons)	2,172,827			1,259,736			3,432,563	12.26%

*	Represents beneficial ownership of less than 1% of our outstanding stock.
(1)

Bain Capital Life Sciences Fund II, L.P., or BCLS Fund II, reports holding 490,700 shares of common stock, BCIP Life Sciences Associates, LP, or BCIPLS, reports holding 59,764 shares of common stock, and BCLS II Equity Opportunities, LP, or BCLS II Equity, and, together with BCLS Fund II and BCIPLS, the Bain Capital Life Science Entities, reports holding 680,393 shares of common stock. Bain Capital Life Sciences Investors, LLC , or BCLSI, is the ultimate general partner of BCLS Fund II and governs the investment strategy and decision-making process with respect to investments held by BCIPLS, and BCLS Fund II is the ultimate manager of BCLS II Equity. As a result, BCLSI may be deemed to share voting and dispositive power with respect to the shares of common stock held by the Bain Capital Life Sciences Entities. The address of the Bain Capital Life Sciences Entities is c/o Bain Capital Life Sciences, LP, 200 Clarendon Street, Boston, MA 02116. For information regarding the Bain Capital Life Science Entities, we have relied, without independent investigation, on the Schedule 13G/A filed by the Bain Capital Life Science Entities with the SEC on February 13, 2024.

(2)

BCLS Fund II owns warrants to purchase 111,428 shares of common stock and pre-funded warrants to purchase 89,142 shares of common stock. BCIPLS owns warrants to purchase 13,571 shares of common stock and pre-funded warrants to purchase 10,857 shares of common stock. BCLS II Equity owns warrants to purchase 1,063,880 shares of common stock and pre-funded warrants to purchase 2,681,748 shares of common stock. The Bain Capital Life Science Entities are prohibited from exercising such warrants and pre-funded warrants, if, as a result of such exercise, the Bain Capital Life Science Entities would beneficially own more than 9.99% of the total number of shares of common stock then issued and outstanding immediately after giving effect to the exercise. For information regarding the Bain Capital Life Science Entities, we have relied, without independent investigation, on the Schedule 13G/A filed by the Bain Capital Life Science Entities with the SEC on February 13, 2024.

(3)

Includes shares of common stock held by Avidity Master Fund LP, or Avidity Master, and Avidity Private Master Fund I LP, or Avidity Private. Avidity Master is a Cayman exempted limited partnership and Avidity Private is a Cayman exempted limited partnership. Avidity Master and Avidity Private are collectively referred to as the Avidity entities. The general partner of each of the Avidity entities is Avidity Capital Partners Fund (GP) LP, a Delaware limited partnership, whose general partner is Avidity Capital Partners (GP) LLC, a Delaware limited liability company. Avidity Partners Management LP is the investment manager of the Avidity entities. Avidity Partners Management (GP) LLC is the general partner of Avidity Partners Management LP. David Witzke and Michael Gregory are the managing members of Avidity Capital Partners (GP) LLC and Avidity Partners Management (GP) LLC. Each of the entities and individuals referenced in this paragraph may be deemed to beneficially own the shares held by the Avidity entities. Certain affiliates of the Avidity entities may also own shares. The address of the Avidity entities is 2828 N. Harwood Street, Suite 1220, Dallas, TX 75201. For information regarding the Avidity entities, we have relied on the Schedule 13G/A filed by the Avidity entities with the SEC on February 13, 2024 and on information known to the Company.

(4)

Includes (i) 300,000 shares of common stock issuable upon exercise of pre-funded warrants and 781,970 shares of common stock issuable upon exercise of warrants, in each case held by Avidity Master, (ii) 96,440 shares of common stock issuable upon exercise of warrants held by Avidity Capital Fund II LP, and (iii) 673,080 shares of common stock issuable upon exercise of pre-funded warrants and 1,169,610 shares of common stock issuable upon the exercise of warrants, in each case held by Avidity Private. The Avidity entities and their affiliates are prohibited from exercising such pre-funded warrants and warrants, if, as a result of such exercise, the Avidity entities and their affiliates would beneficially own more than 9.99% of the total number of shares of common stock then issued and outstanding immediately after giving effect to the exercise. For information regarding the Avidity entities, we have relied, without independent investigation, on the Schedule 13G/A filed by the Avidity entities with the SEC on February 13, 2024.

(5)

Includes 2,387,034 shares of common stock issuable upon the exercise of pre-funded warrants and 1,595,000 shares of common stock issuable upon the exercise of warrants, in each case held by Deep Track Biotechnology Master Fund, Ltd., or Deep Track Master Fund. Deep Track Master Fund is prohibited from exercising such pre-funded warrants and warrants, if, as a result of such exercise, it would beneficially own more than 9.99% of the total number of shares of common stock then issued and outstanding immediately after giving effect to the exercise. Deep Track Capital, LP and David Kroin may be deemed to beneficially own the shares held by Deep Track Master Fund. The address of Deep Track Capital, LP and David Kroin is 200 Greenwich Ave, 3rd Floor, Greenwich, CT 06830. The address of Deep Track Master Fund is Walkers Corporate Limited, 190 Elgin Ave, George Town, KY1-9001, Cayman Islands. For information regarding each of the entities and individuals referenced in this paragraph, we have relied, without independent investigation, on the Schedule 13G filed by such entities and individuals with the SEC on September 19, 2022.
(6)

Invus Public Equities, L.P., or Invus Public Equities, directly holds 2,505,013 shares of common stock. Invus Public Equities Advisors, LLC, or Invus PE Advisors, as the general partner of Invus Public Equities, controls Invus Public Equities and, accordingly, may be deemed to beneficially own the shares held by Invus Public Equities. The Geneva branch of Artal International S.C.A., or Artal International, as the managing member of Invus PE Advisors, controls Invus PE Advisors, and, accordingly, may be deemed to beneficially own the shares that Invus PE Advisors may be deemed to beneficially own. Artal International Management S.A., or Artal International Management, as the managing partner of Artal International, controls Artal International and, accordingly, may be deemed to beneficially own the shares that Artal International may be deemed to beneficially own. Artal Group S.A., or Artal Group, as the sole stockholder of Artal International Management, controls Artal International Management and, accordingly, may be deemed to beneficially own the shares that Artal International Management may be deemed to beneficially own. Westend S.A., or Westend, as the parent company of Artal Group, controls Artal Group and, accordingly, may be deemed to beneficially own the shares that Artal Group may be deemed to beneficially own. Stichting Administratiekabntoor Westland, or Stichting, as the majority stockholder of Westend, controls Westend and, accordingly, may be deemed to beneficially own the shares that Westend may be deemed to beneficially own. Mr. Amaury Wittouck, as the sole member of the board of the Stichting, controls the Stichting and, accordingly, may be deemed to beneficially own the shares that the Stichting may be deemed to beneficially own. The address for Invus Public Equities and Invus PE Advisors is 750 Lexington Avenue, 30th Floor, New York, NY 10022. The address for Artal International, Artal International Management, Artal Group, Westend and Mr. Wittouck is Valley Park, 44, Rue de la Vallée, L-2661, Luxembourg. The address for Stichting is Claude Debussylaan, 46, 1082 MD Amsterdam, The Netherlands. For information regarding Invus Public Equities, Invus PE Advisors, Artal International, Artal International Management, Artal Group, Westend, Stichting, and Mr. Wittouck, we have relied, without independent investigation, on the Schedule 13G/A filed by such parties with the SEC on February 9, 2024.

(7)

Invus Public Equities directly holds warrants to purchase 1,063,829 shares of common stock. Such warrants may not be exercised if, as a result of such exercise, Invus Public Equities, together with its affiliates and certain other persons for whom beneficial ownership would be aggregated, would beneficially own more than 9.99% of the total number of shares then issued and outstanding immediately after giving effect to the exercise. For information regarding Invus Public Equities, we have relied, without independent investigation, on the Schedule 13G/A filed by such parties with the SEC on February 9, 2024.

(8)

Adage Capital Partners, L.P. reports direct ownership with respect to all of the shares listed herein. Robert Atchinson and Phillip Gross are the managing members of (i) Adage Capital Advisors, L.L.C., which is the managing member of Adage Capital Partners GP, L.L.C., the general partner of Adage Capital Partners, L.P. and (ii) Adage Capital Partners LLC, the general partner of Adage Capital Management, L.P. which is the investment manager of Adage Capital Partners, L.P., and each such person or entity, as the case may be, may be deemed the beneficial owner of such shares. The address of Adage Capital Partners, L.P. is 200 Clarendon Street, 52nd Floor, Boston MA 02116. For information regarding the foregoing individual and entities, we have relied, without independent investigation, on the Schedule 13G/A filed by such individuals and entities with the SEC on February 7, 2024.

(9)

Includes warrants to purchase 531,914 shares of common stock and pre-funded warrants to purchase 281,285 shares of common stock that are owned by Adage Capital Partners, L.P. and are currently exercisable. Adage Capital Partners, L.P. is prohibited from exercising such warrants and pre-funded warrants, if, as a result of such exercise, it would beneficially own more than 9.99% of the total number of shares of common stock then issued and outstanding immediately after giving effect to the exercise. For information regarding Adage Capital Partners, L.P., we have relied, without independent investigation, on the Schedule 13G/A filed by Adage Capital Partners, L.P. with the SEC on February 7, 2024.
(10)

Consists of 1,786,427 shares of common stock owned by Samsara BioCapital, L.P., or Samsara LP. The general partner of Samsara LP is Samsara BioCapital GP, LLC, or Samsara GP. Dr. Srinivas Akkaraju is a managing member of Samsara GP. These individuals may be deemed to have shared voting and investment power of the shares held by Samsara LP and may be deemed to beneficially own certain shares held by Samsara LP. For information regarding Samsara LP, we have relied, without independent investigation, on the Schedule 13G/A filed by such parties with the SEC on December 26, 2023.

(11)

Consists of warrants to purchase shares of common stock that are owned by Samsara LP and are currently exercisable. For information regarding Samsara LP, Samsara GP and Dr. Akkaraju, we have relied, without independent investigation, on the Schedule 13G/A filed by such parties with the SEC on December 26. 2023.

(12)

Blue Owl Capital Holdings LP, or Blue Owl, directly owns the shares of common stock listed herein and has sole voting and investment power with respect to such shares. The address for Blue Owl is 399 Park Avenue, New York, NY 10022. For information regarding Blue Owl, we have relied on the Schedule 13G filed by Ally Bridge with the SEC on February 14, 2024 and on information known to the Company.

(13)	Consists of warrants to purchase shares of common stock that are held by Blue Owl Healthcare Opportunities IV Public Investments LP and are currently exercisable.
(14)

Point72 Associates, LLC directly owns the shares of common stock listed herein. Pursuant to an investment management agreement, Point72 Asset Management, L.P. maintains investment and voting power with respect to the securities held by Point72 Associates, LLC. Point72 Capital Advisors, Inc. is the general partner of Point72 Asset Management, L.P. Steven A. Cohen controls each of Point72 Asset Management, L.P. and Point72 Capital Advisors, Inc. Each of Point72 Asset Management, L.P., Point 72 Associates, LLC and Mr. Cohen report shared voting and dispositive power with respect to the shares listed herein. The address of the principal business office of Point72 Asset Management, L.P., Point72 Capital Advisors, Inc., and Mr. Cohen is 72 Cummings Point Road, Stamford, CT 06902. For information regarding the foregoing entities and individuals, we have relied, without independent investigation, on the Schedule 13G filed by Point72 Asset Management, L.P. with the SEC on January 2, 2024.

(15)

Consists of (i) 131,658 shares of common stock held by Dr. Simonian, (ii) 8,000 shares of common stock held of record by the Douglas and Nancy Cole Family Trust f/b/o Bennett H. Cole, and (iii) 8,000 shares of common stock held of record by the Douglas and Nancy Cole Family Trust f/b/o William B. Cole.

(16)	Includes the 1,786,427 shares of common stock that are owned by Samsara LP and are described in Footnote 10.
(17)	Includes the warrants to purchase 707,114 shares of common stock that are owned by Samsara LP and are described in Footnote 11.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2023, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except that one Form 4 reflecting one transaction was not reported on a timely basis for Gerald E. Quirk due to an administrative oversight.

OTHER MATTERS

As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the annual meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of our company and our stockholders.

Stockholder Proposals for our 2025 Annual Meeting

Stockholder Proposals Included in Proxy Statement

In order to be considered for inclusion in our proxy statement and proxy card relating to our 2025 annual meeting of stockholders, stockholder proposals must be received by us no later than December 24, 2025, which is 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2025 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2024 annual meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

In addition, our by-laws establish an advance notice procedure for nominations for election to our board of directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive other proposals of stockholders (including director nominations) intended to be presented at the 2025 annual meeting of stockholders but not included in the proxy statement by March 7, 2025, but not before February 5, 2025, which is not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business 120 calendar days prior to such annual meeting and no later than the close of business on the later of 90 days prior to such annual meeting and 10 days following the day on which notice of the date of such annual meeting was mailed or public announcement of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2025 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our by-laws which also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the advance notice provisions in our by-laws relating to director nominations, including the earlier notice deadlines set out above, in order to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must also provide notice that sets forth the information required by Rule 14a-19 no later than April 6, 2025. If the date of the 2025 annual meeting of stockholders changes by more than 30 calendar days from the anniversary of our 2024 annual meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2025 annual meeting of stockholders or the 10th calendar day following our public announcement of the date of the 2025 annual meeting of stockholders.

Any proposals, notices or information about proposed director candidates should be sent to Syros Pharmaceuticals, Inc., Attention: Nominating and Corporate Governance Committee, 35 CambridgePark Drive, 4th Floor, Cambridge, Massachusetts 02140.

Householding of Annual Meeting Materials

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our 2023 annual report to stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, to you if you write or call us at Syros Pharmaceuticals, Inc., 35 CambridgePark Drive, 4th Floor, Cambridge, Massachusetts 02140, Attention: Chief Financial Officer, telephone: (617) 744-1340. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Appendix A

SYROS PHARMACEUTICALS, INC.

2022 EQUITY INCENTIVE PLAN

1. Purpose

The purpose of this 2022 Equity Incentive Plan (the “Plan”) of Syros Pharmaceuticals, Inc. a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2. Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), RSUs (as defined in Section 7), Other Stock-Based Awards (as defined in Section 8) and Cash-Based Awards (as defined in Section 8). Any type of Award may be granted as a Performance Award under Section 9. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

3. Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c) Delegation to Officers. Subject to any requirements of applicable law (including as applicable Sections 152 and 157(c) of the General Corporation Law of the State of Delaware), the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

(d) Awards to Non-Employee Directors. Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the Nasdaq Marketplace Rules.

4. Stock Available for Awards

(a) Number of Shares; Share Counting.

(1) Authorized Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to a number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), as is equal to the sum of:

(A) 30,000,000 shares of Common Stock; and

(B) such additional number of shares of Common Stock (up to 17,375,343) as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company’s 2016 Stock Incentive Plan (the “Existing Plan”) that remain available for grant under the Existing Plan immediately prior to the date that the Plan is approved by the Company’s stockholders (the “Effective Date”) and (y) the number of shares of Common Stock subject to (I) awards granted under the Existing Plan and the Company’s 2012 Equity Incentive Plan, as amended, in each case that are outstanding as of the Effective Date and (II) stock options assumed by the Company pursuant to the Agreement and Plan of Merger, dated as of July 3, 2022, between the Company, TYME Technologies, Inc. and Tack Acquisition Corp., as it may be amended from time to time (the “Merger Agreement”), as of the closing of the merger contemplated by the Merger Agreement (the awards described in the foregoing clauses (I) and (II), together, the “Outstanding Awards”), in each case which Outstanding Awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations under the Code).

Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a):

(A) all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;

(B) to the extent that an RSU may be settled only in cash, no shares shall be counted against the shares available for the grant of Awards under the Plan;

(C) if any Award (i) expires or is terminated, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR or an RSU that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;

(D) shares of Common Stock delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and

(E) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(b) Limit on Awards to Non-Employee Directors. The maximum aggregate amount of cash and value of Awards (calculated based on grant date fair value for financial reporting purposes) granted in any calendar year to any individual non-employee director shall not exceed $750,000 in the case of an incumbent director; provided, however, that such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election or appointment; and provided, further, however, that fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to a non-employee director as reimbursement of an expense shall not count against the foregoing limit. The Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation. For the avoidance of doubt, this limitation shall not apply to cash or Awards granted to a non-employee director in his or her capacity as an advisor or consultant to the Company.

(c) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1), except as may be required by reason of Section 422 and related provisions of the Code.

5. Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Syros Pharmaceuticals, Inc., any of Syros Pharmaceuticals, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(1) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or

(2) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board; or

(3) if the Common Stock is not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”), except as the Board may expressly determine otherwise.

For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, use weighted averages either on a daily basis or such longer period, in each case to the extent permitted by Section 409A.

The Board shall determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participant’s agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e) Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company funds sufficient to pay the exercise price and any required tax withholding;

(3) to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined or approved by the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined or approved by the Board) on the date of exercise;

(5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; or

(6) by any combination of the above permitted forms of payment.

(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option; (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current exercise price per share of the cancelled option; (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the Company’s stock is listed or traded (the “Exchange”).

(h) No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

(i) No Dividend Equivalents. No Option shall provide for the payment or accrual of dividend equivalents.

6. Stock Appreciation Rights

(a) General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined or approved by the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b) Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of the Common Stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.

(c) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d) Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

(e) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR; (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR; (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.

(f) No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.

(g) No Dividend Equivalents. No SAR shall provide for the payment or accrual of dividend equivalents.

7. Restricted Stock; RSUs

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests or on a deferred basis (“RSUs”).

(b) Terms and Conditions for Restricted Stock and RSUs. The Board shall determine the terms and conditions of Restricted Stock and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Unvested Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock. No interest will be paid on Unvested Dividends.

(2) Stock Certificates/Issuance. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee) or, alternatively, that such shares be issued in book entry only, in the name of the Participant with appropriate transfer and forfeiture restrictions. At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions (or, to the extent the Restricted Stock was issued in book entry, remove the restrictions) to the Participant or if the Participant has died, to his or her Designated Beneficiary (as defined below).

(d) Additional Provisions Relating to RSUs.

(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions with respect to each RSU, the Participant shall be entitled to receive from the Company (i.e., settlement) the number of shares of Common Stock specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined or approved by the Board) of such number of shares or a combination thereof. The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A.

(2) Voting Rights. A Participant shall have no voting rights with respect to any RSUs.

(3) Dividend Equivalents. The Award agreement for RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or shares of Common Stock, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to RSUs will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid. No interest will be paid on Dividend Equivalents.

8. Other Stock-Based and Cash-Based Awards

(a) General. The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. The Company may also grant Awards denominated in cash rather than shares of Common Stock (“Cash-Based Awards”).

(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award or Cash-Based Award, including any purchase price applicable thereto.

(c) Dividend Equivalents. The Award agreement for an Other Stock-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or shares of Common Stock, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to Other-Stock Based Awards will be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Award with respect to which paid. No interest will be paid on Dividend Equivalents.

9. Performance Awards.

(a) Grants. Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”).

(b) Performance Measures. The Board may specify that the degree of granting, vesting and/or payout of any Performance Award shall be subject to the achievement of one or more performance measures established by the Board, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following, and which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Board: (i) the entry into an arrangement or agreement with a third party for the development, commercialization, marketing or distribution of products, services or technologies, or for conducting a research program to discover and develop a product, service or technology, and/or the achievement of milestones under such arrangement or agreement, including events that trigger an obligation or payment right; (ii) achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies; (iii) the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development; (iv) the entry into or completion of a phase of clinical development for any product, service or technology, such as the entry into or completion of phase 1, 2 and/or 3 clinical trials; (v) the consummation of debt or equity financing transactions, or acquisitions of business, technologies and assets; (vi) new product or service releases; (vii) the achievement of qualitative or quantitative performance measures set forth in operating plans approved by the Board from time to time; (viii) specified levels of product sales, net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment; (ix) improvement of financial ratings; (x) achievement of balance sheet or income statement objectives; (xi) total stockholder return or stock price; (xii) other comparable measures of financial and operational performance; and/ or (xiii) any other measure selected by the Board. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Board may specify that such performance measures shall be adjusted to exclude any one or more of: (I) extraordinary items; (II) gains or losses on the dispositions of discontinued operations; (III) the cumulative effects of changes in accounting principles; (IV) the writedown of any asset; (V) fluctuation in foreign currency exchange rates; (VI) charges for restructuring and rationalization programs; (VII) non-cash, mark-to-market adjustments on derivative instruments; (VIII) amortization of purchased intangibles; (IX) the net impact of tax rate changes; (X) non-cash asset impairment charges; (XI) gains on extinguishment of the tax receivable agreement; and (XII) any other factors as the Board may determine. Such performance measures: (A) may vary by Participant and may be different for different Awards; (B) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works; and (C) may cover such period as may be specified by the Board. The Board shall have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

(c) Adjustments. The Board may adjust the cash or number of shares payable pursuant to such Performance Award, and the Board may, at any time, waive the achievement of the applicable performance measures.

(d) Dividends; Dividend Equivalents. Notwithstanding its designation as a Performance Award, no Option or SAR shall provide for the payment or accrual of dividend equivalents in accordance with Sections 5(i) and 6(g), as applicable, any dividends declared and paid by the Company with respect to shares of Restricted Stock shall be subject to Section 7(c)(i), and any right to receive Dividend Equivalents on an award of RSUs and Other Stock-Based Awards shall be subject to Sections 7(d)(1) and 8(c), as applicable.

10. Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules set forth in Section 4(a), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is canceled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock.

(A) In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant):

(i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

(ii) upon written notice to a Participant, provide that all of the Participant’s unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/ or that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice;

(iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event;

(iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition

Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, provided, that if the Acquisition Price per share (as determined by the Board) does not exceed the exercise price of such Award, then the Award shall be canceled without any payment of consideration therefor;

(v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); and

(vi) any combination of the foregoing.

In taking any of the actions permitted under this Section 10(b)(2)(A), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(B) Notwithstanding the terms of Section 10(b)(2)(A)(i), in the case of outstanding RSUs that are subject to Section 409A: (i) if the applicable RSU agreement provides that the RSUs shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 10(b)(2)(A)(i) and the RSUs shall instead be settled in accordance with the terms of the applicable RSU agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 10(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (i) of Section 10(b)(2)(A), then the unvested RSUs shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(C) For purposes of Section 10(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(D) The Board may impose a limitation on the ability of Participants holding Options and/or SARs to exercise their Awards for the minimum number of days prior to the closing of the Reorganization Event as is reasonably necessary to facilitate the orderly closing of the Reorganization Event. The Company shall provide reasonable notice to Participants of any such limitation on exercise.

(3) Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment, or provide for forfeiture of such Restricted Stock if issued at no cost. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

11. General Provisions Applicable to Awards

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A and Incentive Stock Options, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(d) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined or approved by the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined or approved by the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined or approved by, the Company)) as the Company shall determine to be necessary to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(e) Amendment of Award. Except as otherwise provided in Sections 5(g) and 6(e) with respect to repricings, and Section 12(d) with respect to amendments to the Plan, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.

(f) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(g) Limitations on Vesting. Subject to Section 11(h), no Award shall vest earlier than the first anniversary of its date of grant, unless such Award is granted in lieu of salary, bonus or other compensation otherwise earned by or payable to the Participant. The foregoing sentence shall not apply to Awards granted, in the aggregate, for up to 5% of the maximum number of authorized shares set forth in Section 4(a).

(h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

12. Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder; Clawback. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.

(c) Effective Date and Term of Plan. The Plan shall become effective on the Effective Date. No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) neither Section 5(g) nor Section 6(e) requiring stockholder approval of any Option or SAR repricing may be amended without stockholder approval; (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing will be effective unless and until the Company’s stockholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Company’s Common Stock is not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.

(e) Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f) Compliance with Section 409A. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that to be bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.

(g) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument such individual executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

AMENDMENT NO. 1

TO

SYROS PHARMACEUTICALS, INC.

2022 EQUITY INCENTIVE PLAN

The 2022 Equity Incentive Plan (the “Plan”) of Syros Pharmaceuticals, Inc. (the “Company”) is hereby amended as follows (all capitalized terms used and not defined herein shall have the respective meanings ascribed to such terms in the Plan) (the “Amendment”), with such Amendment reflecting the 1:10 reverse stock split of the Company’s Common Stock on September 16, 2022:

1. Section 4(a)(1) of the Plan be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

(1) Authorized Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to a number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), as is equal to the sum of:

(A) 4,750,000 shares of Common Stock; and

(B) such additional number of shares of Common Stock (up to 1,737,534) as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company’s 2016 Stock Incentive Plan (the “Existing Plan”) that remained available for grant under the Existing Plan immediately prior to the date that the 2022 Equity Incentive Plan was initially approved by the Company’s stockholders (the “Effective Date”) and (y) the number of shares of Common Stock subject to (I) awards granted under the Existing Plan and the Company’s 2012 Equity Incentive Plan, as amended, in each case that were outstanding as of the Effective Date and (II) stock options assumed by the Company pursuant to the Agreement and Plan of Merger, dated as of July 3, 2022, between the Company, TYME Technologies, Inc. and Tack Acquisition Corp., as it may be amended from time to time (the “Merger Agreement”), as of the closing of the merger contemplated by the Merger Agreement (the awards described in the foregoing clauses (I) and (II), together, the “Outstanding Awards”), in each case which Outstanding Awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations under the Code).

Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

2.  Except as expressly amended herein by the Amendment, the Plan and all of the provisions contained therein shall remain in full force and effect.

* * *

Approved by the Board of Directors on March 13, 2024

Approved by the Stockholders on [●], 2024

Appendix B

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

SYROS PHARMACEUTICALS, INC.

Syros Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

1.	The name of the Corporation is Syros Pharmaceuticals, Inc.

2.	Article FOURTH of the Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended and restated as follows:

“FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 150,000,000 shares, consisting of (i) 140,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”) and (ii) 10,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

3.	This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this    day of     , 2024.

SYROS PHARMACEUTICALS, INC.

By:
Conley Chee
President & Chief Executive Officer

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Appendix C

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

SYROS PHARMACEUTICALS, INC.

Syros Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

1.	The name of the Corporation is Syros Pharmaceuticals, Inc.

2.	Article SEVENTH of the Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended and restated as follows:

“SEVENTH: To the fullest extent permitted by the General Corporation Law of the State of Delaware, no director or officer of the Corporation shall be personally liable to the Corporation (in the case of directors) or its stockholders (in the case of directors and officers) for monetary damages for any breach of fiduciary duty as a director or officer. No amendment, repeal or elimination of this provision shall apply to or have any effect on its application with respect to any act or omission of a director or officer occurring before such amendment, repeal or elimination. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.”

3.	This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this    day of     , 2024.

SYROS PHARMACEUTICALS, INC.

By:
Conley Chee
President & Chief Executive Officer

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C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/SYRS or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/SYRS Using a black ink pen, mark your votes with an X as shown in this example. Please do not writeoutside the designated areas. 2024 Annual Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4, 5 and 6. 1. Election of Class II directors, each to serve for a three-year term expiring at the Company’s 2027 annual meeting of stockholders and until their successor has been duly elected and qualified. For Withhold For Withhold For Withhold 01 - Srinivas Akkaraju, M.D., Ph.D. 02 - Deborah Dunsire, M.D. 03 - Richard A. Young, Ph.D. 2. Approval of an amendment to the Syros Pharmaceuticals, Inc. 2022 Equity Incentive Plan to increase the number of shares of our common stock available for issuance thereunder by 1,750,000 shares; 4. Approval of an amendment to the Syros Pharmaceuticals, Inc. Restated Certificate of Incorporation, as amended, to reflect new Delaware law provisions regarding officer exculpation; 6. Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers. For Against Abstain 3.Approval of an amendment to the Syros Pharmaceuticals, Inc. Restated Certificate of Incorporation, as amended, to (i) increase the number of authorized shares of our capital stock from 80,000,000 shares to 150,000,000 shares, and (ii) increase the number of authorized shares of our common stock from 70,000,000 shares to 140,000,000 shares; 5. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for thefiscal year ending December 31, 2024. For Against Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1UPX 610168 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
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The 2024 Annual Meeting of Stockholders of Syros Pharmaceuticals, Inc. will be held on Wednesday, June 5, 2024, 9:00 a.m. local time, virtually via the internet at meetnow.global/M7C9WA6. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SYRS IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Syros Pharmaceuticals, Inc. + Notice of 2024 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — Wednesday, June 5, 2024 Conley Chee, Gerald Quirk, or either of them (the “Proxies”), each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Syros Pharmaceuticals, Inc. to be held virtually via the internet on June 5, 2024 or at any postponement or adjournment thereof Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each of the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4, 5 and 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or at any postponement or adjournment thereof. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.